Exhibit 99.1

MILLICOM INTERNATIONAL CELLULAR S.A.

LONG-TERM INCENTIVE PERFORMANCE SHARE
AND
DEFERRED SHORT-TERM INCENTIVE SHARE
PROGRAM

1.	The Program. The Millicom International Cellular S.A. Long-Term Incentive Performance Share and Deferred Short-Term Incentive Share Program (the “Program”) is an aggregate program made up of a series of Millicom International Cellular S.A. Long-Term Incentive Performance Share Plans and Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plans (the “Plans”) that have been or will be adopted by Millicom International Cellular S.A. (the “Company”) from time to time to allow for the granting of equity-based awards relating to shares of Common Stock (nominal value $1.50) of the Company (“Shares”) to provide incentive compensation for eligible service providers of the Company and its subsidiaries and affiliates. The purpose of this Program is to facilitate the registration of Shares for purposes of the Plans.

2.	The Plans. The Plans comprising the Program have been and will be adopted from time to time by approval of the Compensation Committee of the Board of Directors of the Company (the “Committee”). No Plan will be effective unless appropriately approved in accordance with the governing rules applicable to the Company and any protocols established by the Committee. Schedule 1 of this Program includes a list of the Plans approved by the Committee and in place as of May 2019. Additional Plans will be added to this Program as and when approved.

3.	Stock. Generally, the issuance of Shares under the Plans has been or will be presented for approval at an annual general meeting of the Company’s stockholders (the “Annual General Meeting”). The delivery of Shares pursuant to awards under the Plans is subject to the stockholders’ approval at such Annual General Meeting. Subject to this approval, authorized but unissued Shares will be available for delivery pursuant to awards under each Plan, pursuant to the terms and conditions set forth in the relevant Plan and award document. The maximum number of Shares available under all of the Plans comprising this Program shall not exceed 5,000,000 Shares. Shares shall be available, authorized and validly issued under this Program if such Shares are: (1) issued pursuant to a Plan substantially similar to the Plans listed on Schedule 1 of this Program and attached as exhibits to this Program as of May 2019 and (2) such Plan has been approved by or is subject to the approval of stockholders of the Company at an Annual General Meeting.

4.	Eligibility. Participants eligible to receive awards and Shares under a Plan have been or shall be selected by the Committee (or its authorized designee) in accordance with the terms of the relevant Plan.

5.	Administration of the Program and Plans. This Program is designed so as not to require any separate administration. The administration of all things authorized under this Program shall be carried out through the administration of the constituent Plans under the Program. Each Plan, and each award under each Plan, shall be administered in accordance with its terms.

6.	Amendments and Termination.

(a)	Program Amendments: The Committee may amend or terminate this Program as it deems advisable.

(b)	Plan Amendments: The Committee may amend or terminate any Plan, or any award under any Plan, in accordance with the terms of such Plan or award.

7.	Applicable Law. This Program shall be governed in all respects by the laws of the Grand Duchy of Luxembourg.

Schedule 1
Plans in Place as of July 2019

Millicom International Cellular S.A. Long-Term Incentive Performance Share Plans:

•	The Rules of the Millicom International Cellular S.A. Performance Share Plan (attached as Exhibit A-1).

•	The Rules of the 2017 Millicom International Cellular S.A. Performance Share Plan (attached as Exhibit A-2).

•	The Rules of the 2018 Millicom International Cellular S.A. Long-Term Incentive Performance Share Plan (attached as Exhibit A-3).

•	The Rules of the 2019 Millicom International Cellular S.A. Long-Term Incentive Performance Share Plan (attached as Exhibit A-4).

Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plans:

•	The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan (attached as Exhibit B-1).

•	The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2017 (attached as Exhibit B-2).

•	The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2018 (attached as Exhibit B-3).

•	The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2019 (attached as Exhibit B-4).

Exhibit A-1

The Rules of the Millicom International Cellular S.A. Performance Share Plan

RULES

OF

THE MILLICOM INTERNATIONAL CELLULAR S.A.

PERFORMANCE SHARE PLAN

Approved by the Compensation Committee

(upon delegation by the Board of Directors)

17 May 2016

CONTENTS

1 Interpretation	1
2 Grants under the Performance Share Plan	3
3 Performance Conditions Applicable to Performance Shares Awards	4
4 Vesting	5
5 Cessation of Employment	5
6 Corporate Events	6
7 Lapse of Award	7
8 Variation of Share Capital	8
9 Share Capital Limit	8
10 Shares Issued Under Plan	9
11 Tax and Social Security Withholding	9
12 Contractual Rights	9
13 Administration	10
14 Amendments	10
15 Notices	11
16 Governing Law and Jurisdiction	11

Attached Schedules

First Schedule: The Performance Conditions for Performance Share Awards	12
Second Schedule: The Target Grant Size Percentages for Performance Share Awards	14

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RULES OF THE MILLICOM INTERNATIONAL CELLULAR S.A. PERFORMANCE SHARE PLAN

1	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding (for the clarity sake) all benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Performance Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by virtue of any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which jointly Control the Company;
Eligible Employee	an employee (other than a non-executive director) of any member of the Group with Vice President grade or above;
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;

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Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq OMX for the dealing day immediately preceding such day;
New Annual Base Salary	the Annual Base Salary of the Eligible Employee as defined during the first quarter of the calendar year of grant;
New Hires	Eligible Employees with effective employment starting during or after the immediately preceding full calendar year but before April 1 of the year of grant;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during or after the immediately preceding full calendar year but before April 1 of the year of grant;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Performance Conditions	the performance conditions which determine the extent of Vesting of a Performance Share Award in accordance with Rule 3;
Performance Period	the period determined by the Compensation Committee and specified in the Award Notice over which the Performance Conditions normally apply;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Performance Share Award	a conditional right to be granted Shares by the Company under Rule 2;
Performance Share Plan or Plan	the Millicom International Cellular S.A. Performance Share Plan constituted by these Rules as amended from time to time;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq OMX, for the three last months of the calendar year previous to the calendar year of Award;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalisation issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, pursuant to Rule 4.

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1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2	Grants under the Performance Share Plan

2.1	Grant offer

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion during which calendar year an offer for the grant of Performance Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, the target grant size will be determined by the Compensation Committee as a percentage of Annual Base Salary and will be on a nominative basis or on a job title or job level basis. The percentage will be applied to the New Annual Base Salary. The percentages will be determined by the Compensation Committee at its absolute discretion from time to time. The initial percentages are set out in the Second Schedule to these Rules.

New Hires and New Promotions will be taken into consideration without a pro rata applied. Except in cases where the Compensation Committee provides for an exception upon request by the CEO, Eligible Employees with effective employment date after 1 April of the year of grant will not participate. Promotions of Eligible Employees after 1 April of the year of grant will not be taken into consideration.

2.3	Individual limit

No offer for the grant of a Performance Share Award shall be made to an Eligible Employee if as a result:

(a)	the aggregate Share Grant Price of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s share plans (taking the Share Grant Price at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	the share capital limit in Rule 9 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee determines the size of the grant to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within thirty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 15.1). If not accepted within thirty days the Award shall automatically be treated as never having been granted.

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2.5	Contents of Award Notice

An Award Notice for a Performance Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares subject to the Award;

(c)	the date on which the Award will normally Vest, which shall be at the end of the ten trading days immediately following the date of publication of the Annual Results Press Release relating to the second financial year following the year of grant; and

(d)	the Performance Period, the Performance Conditions and any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Performance Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Performance Share Award shall be personal to the Participant and, subject to Rule 5.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Performance Share Award

For the avoidance of doubt, a Participant shall not become the legal or beneficial owner of the Shares subject to his Performance Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Performance Share Award will be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

2.10	Sign-On Awards under the Performance Share Plan

Grants may be issued under the Performance Share Plan to newcomers who forfeited an LTIP with their previous employer in their year of joining, subject to CEO approval.

3	Performance Conditions Applicable to Performance Shares Awards

3.1	Imposition of Performance Conditions

On the grant of a Performance Share Award, the Compensation Committee shall impose Performance Conditions and any further conditions on Vesting which the Compensation Committee determines to be appropriate. Such conditions shall be set out in, or attached in the form of a schedule to the Award Notice. The initial Performance Conditions for the first Performance Share Awards shall be those set out in the First Schedule to these Rules. The Compensation Committee may change the Performance Conditions subject to Rule 3.2.

3.2	Substitution, variation or waiver of Performance Conditions

If an event occurs which causes the Compensation Committee to consider that the Performance Conditions or any further conditions imposed under Rule 3.1, subject to which an Award has been granted, are no longer appropriate,

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the Compensation Committee may substitute, vary or waive the terms and conditions with respect to the Performance Conditions or the further conditions in such manner as:

(a)	is reasonable in the circumstances;

(b)	the Performance Conditions remain challenging yet attainable and are aligned with the interests of the Company; and

(c)	except in the case of waiver, produces a fairer measure of performance and is not materially less difficult to satisfy than were the Performance Conditions immediately before such event occurred.

The Award shall then take effect with respect to the Performance Conditions or the further conditions as so substituted, varied or waived.

3.3	Notification of Participants

The Company shall, as soon as reasonably practicable, notify each Participant concerned of any substitution, variation or waiver of the Performance Conditions or further conditions made by the Compensation Committee under Rule 3.2 and explain how it affects his Award.

4	Vesting

4.1	Vesting of Awards

Subject to Rules 5 and 6, an Award shall Vest on the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable in accordance with the Performance Conditions and any further conditions imposed under Rule 3.1, in their original form or as substituted or varied from time to time. To the extent that a Performance Share Award has not Vested on the Vesting Date, it shall lapse immediately. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

4.2	Delivery of Shares

Subject to any necessary consents, the execution of any relevant agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 11). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalisation of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any relevant agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

4.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

5	Cessation of Employment

5.1	General rule

Subject to the remainder of this Rule 5, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or

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employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 5.2 or 5.3, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

5.2	Death

Notwithstanding Rules 4.1 and 5.1, if a Participant dies before his Award has Vested the Award shall Vest immediately. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable taking account the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of the Participant’s death.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 4.2 (and, if applicable, Rule 11) the number of Shares in respect of which the Award has Vested.

5.3	Injury, disability and other reasons

Notwithstanding Rules 4.1 and 5.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	redundancy, as defined by the Compensation Committee from time to time;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee;

the Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of such cessation.

In the specific cessation events of (b), (c) and (d) above, vesting will typically continue to be determined in line with the Performance Conditions and according to the Vesting Date attached to the Award.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2 (and, if applicable, Rule 11).

6	Corporate Events

6.1	General offer for Company

Notwithstanding Rule 4.1 but subject to Rule 6.2, if in the judgement of the Compensation Committee, the Control of the Company changes, all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which each Performance Share Award Vests shall be determined by the Compensation Committee as soon as practicable taking account of the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date when such Control is obtained. If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all

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Awards shall Vest in accordance with the first paragraph of this Rule 6.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2.

6.2	Reorganisation not involving a change in Control

If as a consequence of a reorganisation, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 6.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganisation, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

6.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 6 and explain how this affects his Award.

7	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions have not been satisfied neither in whole nor in part in relation to any Performance Share Award and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 5, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 6 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

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8	Variation of Share Capital

8.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions, including Performance Conditions, as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

8.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 8 and explain how this affects his Award.

9	Share Capital Limit

9.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

9.2	Clarification of limit

For the purpose of the limits contained in Rule 9.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

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(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

10	Shares Issued Under Plan

10.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

10.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

11	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter into some other arrangement to ensure that such amount is available to the Group (whether by authorising the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

12	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in

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particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 12.

13	Administration

13.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall have the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

13.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

13.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

13.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

13.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

13.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

13.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 9 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 9.

14	Amendments

14.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 14.2.

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14.2	Rights of existing Participants

Without prejudice to the terms of Rule 3.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. The proposal shall be made by notice in writing to the Participant and such notice shall specify the period within which the Participant must accept or refuse the proposal.

If the Company has not received from the Participant a written notice pursuant to which the proposal is accepted or rejected before or on the last day of the period of acceptance, the Participant will be deemed to have rejected the proposal.

If the Participant rejects the proposal, the Company shall have the right to terminate the Award Agreement to which the Participant is a party, with immediate effect, within a period of 6 months starting on the last day of the period of acceptance.

If the Participant accepts the proposal, the Award shall then take effect subject to terms and conditions of the Award Agreement as amended in accordance with this Rule 14.2.

15	Notices

15.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

15.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

15.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

16	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: The Performance Conditions for Performance Share Awards

This Schedule sets out the Performance Conditions which will determine the extent of Vesting of the Performance Share Award made to the Participant under the Performance Share Plan.

The Compensation Committee may modify the requirements of these performance conditions in accordance with Section 3.2 of the Plan.

The Vesting of Performance Share Awards is made of the following components:

•	25% based on Positive Absolute Total Shareholding Return

•	25% based on Relative Total Shareholder Return; and

•	50% based on budgeted Earnings Before Interest Tax Depreciation and Amortisation (EBITDA) minus Capital Expenditure (Capex) minus Change in Working Capital (CWC)

(i)	POSITIVE TOTAL SHAREHOLDER RETURN (POSITIVE TSR) PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 25% of the target Performance Share Award by the Company’s Positive TSR compound annual growth rate over the Performance Period, as set out in paragraphs 2 to 4 below.

2.	The extent to which the aforementioned 25% of the Award Vests shall be determined by reference to the Company’s Positive TSR compound annual growth rate over the Performance Period, in accordance with the following table.

Company’s Positive TSR compound annual growth rate	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
0% or less	0%
More than 0%	25%

3.	The Company’s Positive TSR over the Performance Period calculated as follows:

Millicom’s TSR > 0% Q1 2016 – Q1 2019

where the average TSR index for 10 trading days following the day of the year-end report 2015 compared to an equivalent period following the day of the year-end report 2018.

4.	The Compensation Committee shall make adjustments as it considers appropriate to take account of any factor which it considers to be relevant including but not limited to: any intervening capital reorganisation of the Company, including, without limitation, any capitalisation issue, rights issue, sub-division or consolidation of share capital, reduction of capital or exempt distribution.

(ii)	RELATIVE TOTAL SHAREHOLDER RETURN (RELATIVE TSR) PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 25% of the target Performance Share Award by the Company’s Relative TSR compound annual growth rate over the Performance Period compared to a predetermined Peer Group, in accordance with the following table:

Company’s Relative TSR compound annual growth rate	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
0% or less Below Peer Group Median	0%

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Company’s Relative TSR compound annual growth rate	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
At Peer Group Median	10%
5 PP Above Peer Group Median	25%

2.	The Company’s Relative TSR over the Performance Period at entry level calculated as follows:

Millicom’s TSR = median TSR of pre-determined peer group

3.	The Company’s Relative TSR over the Performance Period at stretch target level calculated as follows:

Millicom’s TSR ≥ 5 percentage points per year better than pre-determined peer group Q2 2016 – Q1 2019

4.	The Compensation Committee shall make adjustments as it considers appropriate to take account of any factor which it considers to be relevant including but not limited to any intervening capital reorganisation of the Company, any capitalisation issue, rights issue, sub-division or consolidation of share capital or reduction of capital or exempt distribution.

(iii)	FREE CASH FLOW PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 50% of the target Performance Share Award by the Free Cash Flow achievement of the Company measured over three stand-alone one-year performance periods, financial years 2016, 2017 and 2018, as set out in paragraphs 2 to 4 below.

2.	For each of these years Free Cash Flow achievement will be measured against the respective budgeted values for EBITDA and Capex. The result of subtracting Capex from EBITDA will be adjusted for Change in Working Capital.

3.	For each of these years the Compensation Committee shall assess achievement on a percentage basis against the respective budgeted values. The three year’s Free Cash Flow percentage achievements will be averaged over the three performance years.

4.	The extent to which the Award Vests shall be determined by reference to the average percentage Free Cash Flow achievement, in accordance with the following table.

Company’s average Free Cash Flow achievement against budgeted values	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
Less than 90% of budget	0%
90% of budget	20%
More than 90% but less than 100%	Award pro-rated on a straight line basis between 10% and 50%
At 100% or more of budget	50%

5.	Budgets are set in local currency and a ‘budget exchange rate’ agreed by the Board. Actual results for EBITDA are measured against budget in local currencies with a forex adjustment to US Dollars for Capex and Change in Working Capital.

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Second Schedule: The Target Grant Size Percentages for Performance Share Awards

As a % of Base Salary	Target Grant Size Percentages of New Annual Base Salary
Chief Executive Officer	200%
Chief Finance Officer	160%
Executive Vice Presidents	100%
Country General Managers and Corporate Vice Presidents	50%

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Exhibit A-2

The Rules of the 2017 Millicom International Cellular S.A. Performance Share Plan

RULES

OF

THE 2017 MILLICOM INTERNATIONAL CELLULAR S.A.

PERFORMANCE SHARE PLAN

Approved by the Compensation Committee

(upon delegation by the Board of Directors)

03 February 2017

CONTENTS

1. Interpretation	1
2. Grants under the Performance Share Plan	3
3. Performance Conditions Applicable to Performance Shares Awards	4
4. Vesting	5
5. Cessation of Employment	6
6. Corporate Events	7
7. Lapse of Award	8
8. Variation of Share Capital	8
9. Share Capital Limit	9
10. Shares Issued Under Plan	9
11. Tax and Social Security Withholding	9
12. Contractual Rights	10
13. Administration	10
14. Amendments	11
15. Notices	11
16. Governing Law and Jurisdiction	12

Attached Schedules

First Schedule: The Performance Conditions for Performance Share Awards	13
Second Schedule: The Target Grant Size Percentages for Performance Share Awards	15

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RULES OF THE MILLICOM INTERNATIONAL CELLULAR S.A. PERFORMANCE SHARE PLAN

1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding (for the clarity sake) all benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Performance Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by virtue of any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which jointly Control the Company;
Eligible Employee	an employee (other than a non-executive director) of any member of the Group with Vice President grade or above.
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;

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Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq Stockholm OMX for the dealing day immediately preceding such day;
New Annual Base Salary	the Annual Base Salary of the Eligible Employee as defined during the first quarter of the calendar year of grant;
New Hires	Eligible Employees with effective employment starting during or after the immediately preceding full calendar year but before April 1 of the year of grant;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during or after the immediately preceding full calendar year but before April 1 of the year of grant;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Performance Conditions	the performance conditions which determine the extent of Vesting of a Performance Share Award in accordance with Rule 3;
Performance Period	the period determined by the Compensation Committee and specified in the Award Notice over which the Performance Conditions normally apply;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Performance Share Award	a conditional right to be granted Shares by the Company under Rule 2;
Performance Share Plan or Plan	the Millicom International Cellular S.A. Performance Share Plan constituted by these Rules as amended from time to time;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm OMX, for the three last months of the calendar year previous to the calendar year of Award;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalisation issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, pursuant to Rule 4.

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1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Performance Share Plan

2.1	Grant offer

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion during which calendar year an offer for the grant of Performance Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, the target grant size will be determined by the Compensation Committee as a percentage of Annual Base Salary and will be on a nominative basis or on a job title or job level basis. The percentage will be applied to the New Annual Base Salary. The percentages will be determined by the Compensation Committee at its absolute discretion from time to time. The initial percentages are set out in the Second Schedule to these Rules.

New Hires and New Promotions will be taken into consideration without a pro rata applied. Except in cases where the Compensation Committee provides for an exception upon request by the CEO, Eligible Employees with effective employment date after 1 April of the year of grant will not participate. Promotions of Eligible Employees after 1 April of the year of grant will not be taken into consideration.

2.3	Individual limit

No offer for the grant of a Performance Share Award shall be made to an Eligible Employee if as a result:

(a)	the aggregate Share Grant Price of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s share plans (taking the Share Grant Price at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	the share capital limit in Rule 9 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee determines the size of the grant to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within thirty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 15.1). If not accepted within thirty days the Award shall automatically be treated as never having been granted.

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2.5	Contents of Award Notice

An Award Notice for a Performance Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares subject to the Award;

(c)	the date on which the Award will normally Vest, which shall be at the end of the ten trading days immediately following the date of publication of the Annual Results Press Release relating to the second financial year following the year of grant; and

(d)	the Performance Period, the Performance Conditions and any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Performance Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Performance Share Award shall be personal to the Participant and, subject to Rule 5.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Performance Share Award

For the avoidance of doubt, a Participant shall not become the legal or beneficial owner of the Shares subject to his Performance Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Performance Share Award will be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

2.10	Sign-On Awards under the Performance Share Plan

Grants may be issued under the Performance Share Plan to newcomers who forfeited an LTIP with their previous employer in their year of joining, subject to CEO approval.

3.	Performance Conditions Applicable to Performance Shares Awards

3.1	Imposition of Performance Conditions

On the grant of a Performance Share Award, the Compensation Committee shall impose Performance Conditions and any further conditions on Vesting which the Compensation Committee determines to be appropriate. Such conditions shall be set out in, or attached in the form of a schedule to the Award Notice. The initial Performance Conditions for the first Performance Share Awards shall be those set out in the First Schedule to these Rules. The Compensation Committee may change the Performance Conditions subject to Rule 3.2.

3.2	Substitution, variation or waiver of Performance Conditions

If an event occurs which causes the Compensation Committee to consider that the Performance Conditions or any further conditions imposed under Rule 3.1, subject to which an Award has been granted, are no longer appropriate,

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the Compensation Committee may substitute, vary or waive the terms and conditions with respect to the Performance Conditions or the further conditions in such manner as:

(a)	is reasonable in the circumstances;

(b)	the Performance Conditions remain challenging yet attainable and are aligned with the interests of the Company; and

(c)	except in the case of waiver, produces a fairer measure of performance and is not materially less difficult to satisfy than were the Performance Conditions immediately before such event occurred.

The Award shall then take effect with respect to the Performance Conditions or the further conditions as so substituted, varied or waived.

3.3	Notification of Participants

The Company shall, as soon as reasonably practicable, notify each Participant concerned of any substitution, variation or waiver of the Performance Conditions or further conditions made by the Compensation Committee under Rule 3.2 and explain how it affects his Award.

4.	Vesting

4.1	Vesting of Awards

Subject to Rules 5 and 6, an Award shall Vest on the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable in accordance with the Performance Conditions and any further conditions imposed under Rule 3.1, in their original form or as substituted or varied from time to time. To the extent that a Performance Share Award has not Vested on the Vesting Date, it shall lapse immediately. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

4.2	Delivery of Shares

Subject to any necessary consents, the execution of any relevant agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 11). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalisation of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any relevant agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

4.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

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5.	Cessation of Employment

5.1	General rule

Subject to the remainder of this Rule 5, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 5.2 or 5.3, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

5.2	Death

Notwithstanding Rules 4.1 and 5.1, if a Participant dies before his Award has Vested the Award shall Vest immediately. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable taking account the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of the Participant’s death.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 4.2 (and, if applicable, Rule 11) the number of Shares in respect of which the Award has Vested.

5.3	Retirement

In the event of Retirement vesting of the Award shall continue to be determined according to the Vesting Dates attached to the Award. The number of shares in respect of which the Performance Shares Award Vests shall be determined by the Compensation Committee and shall

(a)	be reviewed to allow full vesting subject to achievement of relevant performance conditions over the vesting period and pro-rata to the proportion of vesting period which has elapsed at the date of the Participant’s retirement, and

(b)	be conditional upon the Participant, prior to but no earlier than 30 days before the Vest date, supplying the Company with a signed document to self-certify that he or she has not, since the date of retirement, either taken up new employment with or provided advisory or consultancy services, paid or unpaid, to any company in the global Telecommunications industry sector, other than the Company, and

(c)	only qualify for retirement vesting subject to the sum of the employee’s age in years plus the number of years of service within the Millicom Group being no less than 60. Example: employee age at date of retirement 53, plus minimum of 7 years of service.

5.4	Injury, disability and other reasons

Notwithstanding Rules 4.1 and 5.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	redundancy, as defined by the Compensation Committee from time to time;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee;

the Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of such cessation and be subject to achievement of relevant performance conditions over the vesting period.

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The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2 (and, if applicable, Rule 11).

6.	Corporate Events

6.1	General offer for Company

Notwithstanding Rule 4.1 but subject to Rule 6.2, if in the judgement of the Compensation Committee, the Control of the Company changes, all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which each Performance Share Award Vests shall be determined by the Compensation Committee as soon as practicable taking account of the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date when such Control is obtained. If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all Awards shall Vest in accordance with the first paragraph of this Rule 6.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2.

6.2	Reorganisation not involving a change in Control

If as a consequence of a reorganisation, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 6.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganisation, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

6.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 6 and explain how this affects his Award.

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7.	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions have not been satisfied neither in whole nor in part in relation to any Performance Share Award and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 5, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 6 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

8.	Variation of Share Capital

8.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions, including Performance Conditions, as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

8.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 8 and explain how this affects his Award.

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9.	Share Capital Limit

9.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

9.2	Clarification of limit

For the purpose of the limits contained in Rule 9.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

10.	Shares Issued Under Plan

10.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

10.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

11.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter into some other arrangement to ensure that such amount is available to the Group (whether by authorising the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

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12.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 12.

13.	Administration

13.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall have the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

13.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

13.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

13.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

13.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

13.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

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13.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 9 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 9.

14.	Amendments

14.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 14.2.

14.2	Rights of existing Participants

Without prejudice to the terms of Rule 3.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. The proposal shall be made by notice in writing to the Participant and such notice shall specify the period within which the Participant must accept or refuse the proposal.

If the Company has not received from the Participant a written notice pursuant to which the proposal is accepted or rejected before or on the last day of the period of acceptance, the Participant will be deemed to have rejected the proposal.

If the Participant rejects the proposal, the Company shall have the right to terminate the Award Agreement to which the Participant is a party, with immediate effect, within a period of 6 months starting on the last day of the period of acceptance.

If the Participant accepts the proposal, the Award shall then take effect subject to terms and conditions of the Award Agreement as amended in accordance with this Rule 14.2.

15.	Notices

15.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

15.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

15.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

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16.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: The Performance Conditions for Performance Share Awards

This Schedule sets out the Performance Conditions which will determine the extent of Vesting of the Performance Share Award made to the Participant under the Performance Share Plan.

The Compensation Committee may modify the requirements of these performance conditions in accordance with Section 3.2 of the Plan.

The Vesting of Performance Share Awards is made of the following components:

•	25% based on Positive Absolute Total Shareholding Return

•	25% based on Relative Total Shareholder Return; and

•	50% based on budgeted Earnings Before Interest Tax Depreciation and Amortisation (EBITDA) minus Capital Expenditure (Capex) minus Change in Working Capital (CWC)

(i)	POSITIVE TOTAL SHAREHOLDER RETURN (POSITIVE TSR) PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 25% of the target Performance Share Award by the Company’s Positive TSR compound annual growth rate over the Performance Period, as set out in paragraphs 2 to 4 below.

2.	The extent to which the aforementioned 25% of the Award Vests shall be determined by reference to the Company’s Positive TSR compound annual growth rate over the Performance Period, in accordance with the following table.

Company’s Positive TSR	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
0% or less	0%
More than 0%	25%

3.	The Company’s Positive TSR over the Performance Period calculated as follows:

Millicom’s TSR > 0% Q1 2017 – Q1 2020

where TSR is measured using the average share price for 10 trading days following the day of the year-end report 2016 compared to an equivalent period following the day of the year-end report 2019, and taking into account relevant events that impact share price, such as dividend payments.

4.	The Compensation Committee shall make adjustments as it considers appropriate to take account of any factor which it considers to be relevant including but not limited to: any intervening capital reorganisation of the Company, including, without limitation, any capitalisation issue, rights issue, sub-division or consolidation of share capital, reduction of capital or exempt distribution.

(ii)	RELATIVE TOTAL SHAREHOLDER RETURN (RELATIVE TSR) PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 25% of the target Performance Share Award by the Company’s Relative TSR compound annual growth rate over the Performance Period compared to a predetermined Peer Group, in accordance with the following table:

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Company’s Relative TSR compound annual growth rate	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
0% or less Below Peer Group Median	0%
At Peer Group Median	10%
5 PP Above Peer Group Median	25%

2.	The Company’s Relative TSR over the Performance Period at entry level calculated as follows:

Millicom’s TSR = median TSR of pre-determined peer group

3.	The Company’s Relative TSR over the Performance Period at stretch target level calculated as follows:

Millicom’s TSR ≥ 5 percentage points per year better than pre-determined peer group Q2 2017 – Q1 2020

4.	The Compensation Committee shall make adjustments as it considers appropriate to take account of any factor which it considers to be relevant including but not limited to any intervening capital reorganisation of the Company, any capitalisation issue, rights issue, sub-division or consolidation of share capital or reduction of capital or exempt distribution.

(iii)	FREE CASH FLOW PERFORMANCE CONDITIONS

1.	The proportion of the Shares subject to a Performance Share Award which Vests shall be determined for 50% of the target Performance Share Award by the Free Cash Flow achievement of the Company measured over three stand-alone one-year performance periods, financial years 2017, 2018 and 2019, as set out in paragraphs 2 to 4 below.

2.	For each of these years Free Cash Flow achievement will be measured against the respective budgeted values for EBITDA and Capex. The result of subtracting Capex from EBITDA will be adjusted for Change in Working Capital.

3.	For each of these years the Compensation Committee shall assess achievement on a percentage basis against the respective budgeted values. The three year’s Free Cash Flow percentage achievements will be averaged over the three performance years.

4.	The extent to which the Award Vests shall be determined by reference to the average percentage Free Cash Flow achievement, in accordance with the following table.

Company’s average Free Cash Flow achievement against budgeted values	Percentage of the Award which Vests (rounded down, if appropriate, to the nearest whole number of shares)
Less than 90% of budget	0%
90% of budget	20%
More than 90% but less than 100%	Award pro-rated on a straight line basis between 10% and 50%
At 100% or more of budget	50%

5.	Budgets are set in local currency and a ‘budget exchange rate’ agreed by the Board. Actual results for EBITDA are measured against budget in local currencies with a forex adjustment to US Dollars for Capex and Change in Working Capital.

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Second Schedule: The Target Grant Size Percentages for Performance Share Awards

As a % of Base Salary	Target Grant Size Percentages of New Annual Base Salary
Chief Executive Officer	200%
CFO / CTIO	160%
Chief Operations Officer	150%
Executive Vice Presidents	100%
General Managers and Vice Presidents	50%

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Exhibit A-3

The Rules of the 2018 Millicom International Cellular S.A. Long-Term Incentive Performance Share Plan

RULES

OF

THE 2018 MILLICOM INTERNATIONAL CELLULAR S.A.

LONG TERM INCENTIVE

PERFORMANCE SHARE PLAN

Approved by the Compensation Committee

(By delegation of the Board of Directors)

March 05, 2018

CONTENTS

1. Interpretation	1
2. Grants under the Performance Share Plan	3
3. Performance Conditions Applicable to Performance Share Awards	5
4. Vesting	5
5. Cessation of Employment	6
6. Corporate Events	7
7. Lapse of Award	8
8. Variation of Share Capital	8
9. Share Capital Limit	9
10. Shares Issued Under Plan	9
11. Tax and Social Security Withholding	9
12. Contractual Rights	10
13. Administration	10
14. Amendments	11
15. Notices	11
16. Governing Law and Jurisdiction	11

Attached Schedules

First Schedule: The Performance Conditions for Performance Share Awards and Target Grant Size Percentage	12
Second Schedule: Date and Share Price at Grant and Vest	13

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1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding all benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Performance Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by virtue of any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which directly or indirectly own shares in the Company;
Eligible Employee	an employee or contractor (other than a non-executive director) of any member of the Group with Vice President grade or above.
Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/redundancy, where the Employee is not offered a position or is offered a position with a lower level of compensation, benefits or responsibility. (2) change job location more than 50 miles, (3) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO.

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Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq Stockholm OMX for the dealing day immediately preceding such day;
New Annual Base Salary	the Annual Base Salary of the Eligible Employee as defined during the first quarter of the calendar year of grant;
New Hires	Eligible Employees with effective employment starting during or after the immediately preceding full calendar year but before April 1 of the year of grant;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during or after the immediately preceding full calendar year but before April 1 of the year of grant;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Performance Conditions	the performance conditions which determine the extent of Vesting of a Performance Share Award in accordance with Rule 3;
Performance Period	the period determined by the Compensation Committee and specified in the Award Notice over which the Performance Conditions normally apply;
Performance Share Award	a conditional right to be granted Shares by the Company under Rule 2;
Performance Share Plan or Plan	the Millicom International Cellular S.A. Performance Share Plan constituted by these Rules as amended from time to time;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm OMX, for the three last months of the calendar year previous to the calendar year of Award;
Share Grant Value	Amount of shares of an Award multiplied by the Share Grant Price.
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, pursuant to Rule 4.

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Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/redundancy, where the Employee is not offered a position or is offered a position with a lower level of compensation, benefits or responsibility. (2) change job location more than 50 miles, (4) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO.

1.2	Construction

In these Rules, unless otherwise specified:

a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

c)	the singular includes the plural and vice-versa and the masculine includes the feminine;

d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Performance Share Plan

2.1	Grant offer

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion during which calendar year an offer for the grant of Performance Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, the target grant size will be determined by the Compensation Committee as a percentage of Annual Base Salary and will be on a nominative basis or on a job title or job level basis. The percentage will be applied to the New Annual Base Salary. The percentages will be approved by the Compensation Committee at its absolute discretion.

New Hires and New Promotions will be taken into consideration without a pro rata applied. Except in cases where the Compensation Committee provides for an exception upon request by the CEO, Eligible Employees with effective employment date after 1 April of the year of grant will not participate. Promotions of Eligible Employees after 1 April of the year of grant will not be taken into consideration.

2.3	Individual limit

No offer for the grant of a Performance Share Award shall be made to an Eligible Employee if as a result:

a)	for all Eligible Employees except for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Deferred and Performance Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards issued under the Company’s Deferred Share Plan, would exceed 300 per cent of his New Annual Base Salary, or

b)	for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards issued under the Company’s Deferred Share Plan, would exceed 550 per cent of his New Annual Base Salary, or

c)	the share capital limit in Rule 9 would be exceeded.

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2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee issues an Award to a named Eligible Employee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within sixty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within sixty days, the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Performance Share Award shall specify the following:

a)	the Grant Date;

b)	the number of Shares subject to the Award;

c)	the date on which the Award will normally Vest, which shall be at the end of the ten trading days immediately following the date of publication of the Annual Results Press Release relating to the second financial year following the year of grant; and

d)	the Performance Period, the Performance Conditions and any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Performance Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Performance Share Award shall be personal to the Participant and, subject to Rule 5.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Performance Share Award

A Participant shall not become the legal or beneficial owner of the Shares subject to his Performance Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Performance Share Award will be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

2.10	Sign-On Awards under the Performance Share Plan

Grants may be issued under the Performance Share Plan to newcomers who forfeited an LTIP with their previous employer in their year of joining, subject to CEO approval.

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2.11	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Performance Share Plan award may be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

3.	Performance Conditions Applicable to Performance Share Awards

3.1	Imposition of Performance Conditions

On the grant of a Performance Share Award, the Compensation Committee shall impose Performance Conditions and any further conditions on Vesting which the Compensation Committee determines to be appropriate. Such conditions shall be set out in, or attached in the form of a schedule to the Award Notice. The initial Performance Conditions for the first Performance Share Awards shall be those set out in the First Schedule to these Rules. The Compensation Committee may change the Performance Conditions subject to Rule 3.2.

3.2	Substitution, variation or waiver of Performance Conditions

If an event occurs which causes the Compensation Committee to consider that the Performance Conditions or any further conditions imposed under Rule 3.1, subject to which an Award has been granted, are no longer appropriate, the Compensation Committee may substitute, vary or waive the terms and conditions with respect to the Performance Conditions or the further conditions in such manner as:

a)	is reasonable in the circumstances;

b)	the Performance Conditions remain challenging yet attainable and are aligned with the interests of the Company; and

c)	except in the case of waiver, produces a fairer measure of performance and is not materially less difficult to satisfy than were the Performance Conditions immediately before such event occurred.

The Award shall then take effect with respect to the Performance Conditions or the further conditions as so substituted, varied or waived.

3.3	Notification of Participants

The Company shall, as soon as reasonably practicable, notify each Participant concerned of any substitution, variation or waiver of the Performance Conditions or further conditions made by the Compensation Committee under Rule 3.2 and explain how it affects his Award.

4.	Vesting

4.1	Vesting of Awards

Subject to Rules 5 and 6, an Award shall Vest on the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable in accordance with the Performance Conditions and any further conditions imposed under Rule 3.1, in their original form or as substituted or varied from time to time. To the extent that a Performance Share Award has not Vested on the Vesting Date, it shall lapse immediately. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

4.2	Delivery of Shares

Subject to any necessary consents, the execution of any necessary agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of

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which the Award has Vested (subject to rule 10). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalization of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any necessary agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

4.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

5.	Cessation of Employment

5.1	General rule

Subject to the remainder of this Rule 5, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 5.2 or 5.3, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

5.2	Death

Notwithstanding Rules 4.1 and 5.1, if a Participant dies before his Award has Vested the Award shall Vest immediately. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable taking account the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of the Participant’s death.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 4.2 (and, if applicable, Rule 11) the number of Shares in respect of which the Award has Vested.

5.3	Retirement

In the event of Retirement vesting of the Award shall happen as per the Millicom Equity Eligibility Retirement Policy.

5.4	Injury, disability and other reasons

Notwithstanding Rules 4.1 and 5.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

a)	injury, ill health or disability;

b)	Participant is a Good Leaver as per definition described above;

c)	the Participant being employed by a company which ceases to be a member of the Group;

d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

e)	any other special circumstances, at the discretion of the Compensation Committee the Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance

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Period which has elapsed at the date of such cessation and be subject to achievement of relevant performance conditions over the vesting period.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2 (and, if applicable, Rule 11).

6.	Corporate Events

6.1	General offer for Company

Notwithstanding Rule 4.1 but subject to Rule 6.2, if in the judgement of the Compensation Committee, the Control of the Company changes, all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which each Performance Share Award Vests shall be determined by the Compensation Committee as soon as practicable taking account of the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date when such Control is obtained. If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all Awards shall Vest in accordance with the first paragraph of this Rule 6.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2.

6.2	Reorganization not involving a change in Control

If as a consequence of a reorganization, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 6.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganization, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

6.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 5 and explain how this affects his Award.

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7.	Lapse of Award

An Award shall lapse on the earliest of:

a)	the Compensation Committee determining that the Performance Conditions have not been satisfied either in whole or in part in relation to any Performance Share Award, and can no longer be satisfied either in whole or in part;

b)	subject to Rule 5, the Participant ceasing to hold an office or employment within the Group;

c)	the replacement of the Award under Rule 6 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

f)	any other event set out in these Rules.

8.	Variation of Share Capital

8.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions, including Performance Conditions, as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

8.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 8 and explain how this affects his Award.

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9.	Share Capital Limit

9.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

9.2	Clarification of limit

For the purpose of the limits contained in Rule 9.1:

a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

10.	Shares Issued Under Plan

10.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

10.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

11.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter some other arrangement to ensure that such amount is available to the Group (whether by authorizing the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

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12.	Contractual Rights

Notwithstanding any other provision of the Plan:

a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 12.

13.	Administration

13.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall have the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

13.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be made reasonably and in good faith, and shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

13.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

13.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

13.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

13.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member

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of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

13.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 9.

14.	Amendments

14.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 13.2.

14.2	Rights of existing Participants

Without prejudice to the terms of Rule 3.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. No such amendment shall adversely affect the rights of an existing Participant. The proposal shall be made by notice in writing to the Participant.

15.	Notices

15.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

15.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

15.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

16.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: The Performance Conditions for Performance Share Awards and Target Grant Size Percentage

This Schedule sets out the Performance Conditions which will determine the extent of Vesting of the Performance Share Award made to the Participant under the Performance Share Plan.

The Compensation Committee may modify the requirements of these performance conditions in accordance with Section 3.2 of the Plan.

The Vesting of Performance Share Awards is made of the following components:

•	50% based on Operating Free Cash Flow

•	25% based on Service Revenue

•	25% based on relative Total Shareholder Return

Performance Conditions

a)	In the event the Company achieves 80% or less of the target, the corresponding portion of the vesting will be reduced to zero; and

b)	in the event the Company achieves between 80% and 120% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at a payout of 0% at an achievement of 80%, up to a maximum value of 200% if target achievement is 120% or higher.

c)	For the relative TSR, if the target is not met at 100% of achievement at least, the corresponding portion of the vesting will be zero. If the Company achieves between 100% and 120% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at 100% at an achievement of 100% up to a maximum of 200% if the achievement is 120% or higher.

Target Grant Size Percentage

The grant size percentage will be determined for each Eligible Employee on their offer letter, contract, or subsequent LTI Target Communication.

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Second Schedule: Date and Share Price at Grant and Vest

Award Grant Date	March 1st of the year of grant.
Award Grant Share Price	Average closing MIC Share Price of the last quarter of the immediate preceding year of grant.
Vesting Date	March 1st – cliff vesting on the 3rd year after grant.
Vesting Share Price	Closing Price of the last trading day preceding the vesting date.

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Annex 1: Approved by the Remuneration Committee on Dec 12th, 2018

Relative TSR Performance Measurement

The calculation for the performance achievement of the relative TSR metric, will be done using the following criteria:

1.       Common Currency Approach (USD) and

2.       No market capitalization weighting of peers

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Exhibit A-4

The Rules of the 2019 Millicom International Cellular S.A. Long-Term Incentive Performance Share Plan

RULES

OF

THE 2019 MILLICOM INTERNATIONAL CELLULAR S.A.

LONG TERM INCENTIVE

PERFORMANCE SHARE PLAN

Approved by the Compensation Committee

(By delegation of the Board of Directors)

June 25, 2019

CONTENTS

1. Interpretation	1
2. Grants under the Performance Share Plan	4
3. Performance Conditions Applicable to Performance Share Awards	6
4. Vesting	6
5. Cessation of Employment	7
6. Corporate Events	8
7. Lapse of Award	10
8. Variation of Share Capital	10
9. Share Capital Limit	11
10. Shares Issued Under Plan	11
11. Tax and Social Security Withholding	11
12. Contractual Rights	12
13. Administration	12
14. Amendments	13
15. Notices	13
16. Governing Law and Jurisdiction	13
17. Section 409A of the Internal Revenue Code	14

Attached Schedules

First Schedule: The Performance Conditions for Performance Share Awards and Target Grant Size Percentage	15
Second Schedule: Date and Share Price at Grant and Vest	16

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1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Affiliate	any subsidiary of a Person and any holding company of that Person and any direct or indirect subsidiary of such holding company;
Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding all non-mandatory monthly salary payments, benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Performance Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Beneficial Ownership	A Person shall be deemed the “Beneficial Owner” or to have “beneficial ownership” of, and shall be deemed to “beneficially own”, securities pursuant to Rule 13d-3 under the United States Securities Exchange Act of 1934 (as amended), as in effect on the date hereof.
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
Cause	unless otherwise defined in an employment or change of control agreement between the Company and a Participant a Participant’s willful and continued failure substantially to perform his/her duties with the Company (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by the Participant for Good Reason), (2) any willful act or omission by the Participant constituting dishonesty, fraud or other malfeasance against the Company or {3) the Participant’s conviction of a crime under the laws of any jurisdiction in which the Group conducts business;
CEO	the Company’s Chief Executive Officer;
Change of Control	a Change of Control under Rule 6.2;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;

Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which directly or indirectly own shares in the Company;
Eligible Employee

an employee or contractor (other than a non-executive director) of any member of the Group in a role or position which has either:

(a)   a Director grade or above in one of the Company’s Corporate Headquarter offices in accordance with the Company’s role grading system, or

(b)   is a constant member of a country operation’s Senior Management team;

Excluded Person	any of (i) the Company; (ii) any of the Company’s Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv); (vi) Investment AB Kinnevik, Kinnevik B.V. and each of their Affiliates; or (vii) the estate, spouse, ancestors and lineal descendants of Mr. fan H. Stenbeck, the legal representatives of any of the foregoing and the bona fide trust of which the foregoing are the sole beneficiaries or the grantors, or any Person of which the foregoing beneficially own 66 and 2/3% of the total voting power of all classes of capital stock of such Person (exclusive of any matters as to which class voting rights exist).
Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/ redundancy, where the Employee is not offered a position or is offered a posit ion with a lower level of compensation, benefits or responsibility(2) change job location more than SO miles, (3) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO;
Good Reason	unless otherwise defined in an employment or change of control agreement between the Company and a Participant (but excluding any Discretionary Termination Window t rigger under a change of control agreement), any of the following occurs without a Participant’s written consent: (l) Material diminution in the Participant ‘s duties or responsibilities; (2) Failure by the Company to pay the Participant any compensation otherwise vested and due if such failure continues for 20 business days following notice to the Company thereof (3) Reduction in Annual Base Salary, bonus opportunity or aggregate benefits; (4) Relocation of the Participant more than SO miles away from the Participant’s previous principal office location;

Notwithstanding the foregoing, Good Reason shall not exist unless the Participant gives the Company written notice thereof within 45 days after the Participant becomes aware its occurrence and the Company shall not have corrected the action within 15 days after such written notice;
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Market Value	of a Share on any day, the dosing price of a Share as quoted on the Nasdaq Stockholm / Nasdaq US for the dealing day immediately preceding such day;
New Hires	Eligible Employees with effective employment starting during the immediately preceding full calendar year but before October 1;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during the immediately preceding full calendar year but before October 1;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Person	an individual , corporation, partnership, association, trust or any other entity or organization.
Performance Conditions	the performance conditions which determine the extent of Vesting of a Performance Share Award in accordance with Rule 3;
Performance Period	the period determined by the Compensation Committee and specified in the Award Notice over which the Performance Conditions normally apply;
Performance Share Award	a conditional right to be granted in PRSUs or shares by the Company under Rule 2;
Performance Share Plan or Plan	the Millicom International Cellular S.A. Performance Share Plan constituted by these Rules as amended from time to time;
PRSU	Performance Restricted Stock Units to be settled in shares at the time of vesting;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm/Nasdaq US, for the three last months of the calendar year previous to the calendar year of Award;
Share Grant Value	Amount of PRSUs or shares of an Award multiplied by the Share Grant Price;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;

Subsidiary	means a subsidiary undertaking of the Company as defined under article 309 (2) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended, except that for purposes of this Agreement it shall be irrelevant whether a subsidiary is consolidated or not with the Company;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested, and “Vesting’’ shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, as per Rule 3.

1.2	Construction

In these Rules, unless otherwise specified:

a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

c)	the singular includes the plural and vice-versa and the masculine includes the feminine;

d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Performance Share Plan

2.1	Invitation decisions

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion during which calendar year an offer for the grant of Performance Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, the target grant size will be determined by the Compensation Committee as a percentage of Annual Base Salary and will be on a nominative basis or on a job title or job level basis. The percentage will be applied to the New Annual Base Salary. The percentages will be approved by the Compensation Committee at its absolute discretion.

New Hires and New Promotions will be taken into consideration without a pro rata applied. Except in cases where the Compensation Committee provides for an exception upon request by the CEO, Eligible Employees with effective employment date after 1 April of the year of grant will not participate. Promotions of Eligible Employees after 1 April of the year of grant will not be taken into consideration.

2.3	Individual limit

No offer for the grant of a Performance Share Award shall be made to an Eligible Employee if as a result:

(a)	for all Eligible Employees except for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Deferred and Performance Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards issued under the Company’s Deferred Share Plan, would exceed 300 per cent of his New Annual Base Salary, or

(b)	for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards issued under the Company’s Deferred Share Plan, would exceed 600 per cent of his New Annual Base Salary, or

(c)	the share capital limit in Rule 9 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee issues an Award to a named Eligible Employee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within ninety days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within ninety days, the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Performance Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares or PRSUs subject to the Award;

(c)	the date on which the Award will normally Vest, which shall be at the end of the ten trading days immediately following the date of publication of the Annual Results Press Release relating to the second financial year following the year of grant; and

(d)	the Performance Period, the Performance Conditions and any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Performance Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Performance Share Award shall be personal to the Participant and, subject to Rule 5.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Performance Share Award

A Participant shall not become the legal or beneficial owner of the Shares subject to his Performance Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Performance Share Award will be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

2.10	Sign- On Awards under the Performance Share Plan

Grants may be issued under the Performance Share Plan to newcomers who forfeited an LTIP with their previous employer in their year of joining, upon Management approval.

3.	Performance Conditions Applicable to Performance Share Awards

3.1	Imposition of Performance Conditions

On the grant of a Performance Share Award, the Compensation Committee shall impose Performance Conditions and any further conditions on Vesting which the Compensation Committee determines to be appropriate. Such conditions shall be set out in, or attached in the form of a schedule to the Award Notice. The initial Performance Conditions for the first Performance Share Awards shall be those set out in the First Schedule to these Rules. The Compensation Committee may change the Performance Conditions subject to Rule 3.2.

3.2	Substitution, variation or waiver of Performance Conditions

If an event occurs which causes the Compensation Committee to consider that the Performance Conditions or any further conditions imposed under Rule 3.1, subject to which an Award has been granted, are no longer appropriate, the Compensation Committee may substitute, vary or waive the terms and conditions with respect to the Performance Conditions or the further conditions in such manner as:

(a)	is reasonable in the circumstances;

(b)	the Performance Conditions remain challenging yet attainable and are aligned with the interests of the Company; and

(c)	except in the case of waiver, produces a fairer measure of performance and is not materially less difficult to satisfy than were the Performance Conditions immediately before such event occurred.

The Award shall then take effect with respect to the Performance Conditions or the further conditions as so substituted, varied or waived.

3.3	Notification of Participants

The Company shall, as soon as reasonably practicable, notify each Participant concerned of any substitution, variation or waiver of the Performance Conditions or further conditions made by the Compensation Committee under Rule 3.2 and explain how it affects his Award.

4.	Vesting

4.1	Vesting of Awards

Subject to Rules 5 and 6, an Award shall Vest on the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable in accordance with the Performance Conditions and any further conditions imposed under Rule 3.1, in their original form or as substituted or varied from time to time. To the extent that a Performance Share Award has not Vested on the Vesting Date, it shall lapse immediately. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

4.2	Delivery of Shares

Subject to any necessary consents, the execution of any necessary agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 11). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalization of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any necessary agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

Notwithstanding the foregoing, if a Participant is a US taxpayer, the Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested on the earlier of the ninety day period specified above and March 15 of the calendar year following the year in which the Award Vests.

4.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

5.	Cessation of Employment

5.1	General rule

Subject to the remainder of this Rule 5, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 5.2 or 5.3, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

5.2	Death

Notwithstanding Rules 4.1 and 5.1, if a Participant dies before his Award has Vested the Award shall Vest immediately. The number of Shares or PRSUs in respect of which the Award Vests shall be determined by the Compensation Committee as soon as practicable taking account the Performance Conditions and shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of the Participant’s death.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 4.2 (and, if applicable, Rule 11) the number of Shares in respect of which the Award has Vested.

5.3	Retirement

In the event of Retirement vesting of the Award shall happen as per the Millicom Equity Eligibility Retirement Policy.

5.4	Injury, disability and other reasons

Notwithstanding Rules 4.1 and 5.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	Participant is a Good Leaver as per definition described above;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)       any other special circumstances, at the discretion of the Compensation Committee the Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of such cessation and be subject to achievement of relevant performance conditions over the vesting period. Notwithstanding the foregoing, if a Participant is a US taxpayer, the Award shall Vest on the date of cessation of employment.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2 (and, if applicable , Rule 11).

6.	Corporate Events

6.1	Impact of Change of Control

For any Awards outstanding as of a Change of Control, either of the following shall apply, depending on whether, and the extent to which, Awards are assumed, converted, or replaced by the resulting entity in the Change of Control:

(a)	To the extent Awards are not assumed, converted, or replaced, then the Awards shall Vest on a Change of Control. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of such cessation and be subject to achievement of relevant performance conditions over the vesting period.; or

(b)	To the extent Awards are assumed, converted, or replaced, if, within the one year period after the Change of Control, a Participant is terminated by the Company as a Good Leaver or terminates for Good Reason, the Awards shall vest. The number of Shares in respect of which the Performance Share Award Vests shall be reduced pro rata to the proportion of the Performance Period which has elapsed at the date of such cessation and be subject to achievement of relevant performance conditions over the vesting period.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 4.2.

6.2	Change of Control Definition

Change of Control means the first of the following events to occur following the date hereof:

(a)	Any Person (other than an Excluded Person) acquires by any means together with all Affiliates of such Person, Beneficial Ownership of securities representing forty per cent (40%) or more of the combined voting power of the voting stock then outstanding of the Company, unless such Person acquires Beneficial Ownership of 40% or more of the combined voting power of the voting stock then outstanding solely as a result of an acquisition of voting stock by the Company which, by reducing the voting stock outstanding, increases the proportionate voting stock beneficially owned by such Person (together with all Affiliates of such Person ) to 40% or more of the combined voting power of the voting stock then outstanding;

(b)	A reorganization, merger or consolidation of the Company is consummated (other than a reorganization resulting from the Company’s insolvency), in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than fifty percent (50%) of the then outstanding shares of common stock of the Company or any other undertaking, resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners of the voting stock outstanding immediately prior to such reorganization, merger or consolidation in substantially the same proportion as their Beneficial Ownership of the Voting Securities immediately before the reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any other Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 50% or more of the voting power of the outstanding voting stock) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(c)	The consummation of (i) a transfer of all or substantially all of the assets of the Company during or upon completion of the liquidation of the Company (other than as a result of the Company’s insolvency) or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners of the voting stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the voting power of the outstanding voting stock) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

Notwithstanding the foregoing, in no event shall a “Change of Control” be deemed to have occurred as a result of the formation of a Holding Company. In addition, for purposes of the definition of “Change of Control” a Person engaged in business as an underwriter of securities shall not be deemed to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

If as a consequence of a reorganization, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 5.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganization, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/ these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

6.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 5 and explain how this affects his Award.

7.	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions have not been satisfied either in whole or in part in relation to any Performance Share Award, and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 5, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 6 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

8.	Variation of Share Capital

8.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards {“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of PRSUs or shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of PRSUs or shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the dosing share price average for the 3 trading days counting as from the ex-dividend date= “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions, including Performance Conditions, as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

8.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 8 and explain how this affects his Award.

9.	Share Capital Limit

9.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

9.2	Clarification of limit

For the purpose of the limits contained in Rule 9.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

10.	Shares Issued Under Plan

10.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

10.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

11.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter some other arrangement to ensure that such amount is available to the Group (whether by authorizing the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

12.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 12.

13.	Administration

13.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall be made reasonably and in good faith and shall be final and binding in all matters relating the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

13.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

13.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

13.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

13.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

13.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

13.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 9.

14.	Amendments

14.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 14 .2.

14.2	Rights of existing Participants

Without prejudice to the terms of Rule 2.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. No such amendment shall adversely affect the rights of an existing Participant. The proposal shall be made by notice in writing to the Participant.

15.	Notices

15.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

15.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

15.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

16.	Governing Law and Jurisdiction

The format ion, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

17.	Section 409A of the Internal Revenue Code

Awards under the Plan to US taxpayers are intended to meet the short deferral exception under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). However, if the Awards fail to meet the exception, then the remainder of this Rule shall apply. For purposes of this Agreement, cessation of employment and correlative phrases, mean a “separation from service” as defined in Treasury Regulation section 1.409A-1(h). To the extent that a Participant is determined to be a “specified employee”, within the meaning of the Code Section 409A Regulations, as of the date of the Participant’ s separation from service, no amount that constitutes a “deferral of compensation,” within the meaning of the Section 409A Regulations, which is payable on account of the Participant’s separation from service shall be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Employee’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.

The Company intends that income provided to the Participant pursuant to the Plan will not be subject to taxation under Section 409A of the Code. The provisions of the Plan shall be interpreted and construed in favor of satisfying any applicable requirements of Code Section 409A. However, the Company does not guarantee any particular tax effect for income provided to the Participant pursuant to the Plan. In any event, except for the Company’s responsibility to withhold applicable income and employment taxes from compensation paid or provided to a Participant, the Company shall not be responsible for the payment of any applicable taxes on compensation paid or provided to the Participant pursuant to the Plan.

Further, for purposes of Code Section 409A, the right to a series of installment payments under the Plan shall be treated as a right to a series of separate payments. Any payment made under the Plan subject to Code Section 409A shall be paid by a date that is no later than 30 days of the payment date specified herein and may not be accelerated or postponed except as specifically permitted under Code Section 409A.

First Schedule: The Performance Conditions for Performance Share Awards and Target Grant Size Percentage

This Schedule sets out the Performance Conditions which will determine the extent of Vesting of the Performance Share Award made to the Participant under the Performance Share Plan.

The Compensation Committee may modify the requirements of these performance conditions in accordance with Section 3.2 of the Plan.

The Vesting of Performance Share Awards is made of the following components:

•	50% based on Operating Free Cash Flow

•	25% based on Service Revenue

•	25% based on relative Total Shareholder Return

Performance Conditions

(a)	In the event the Company achieves 80% or less of the target, the corresponding portion of the vesting will be reduced to zero; and

(b)	in the event the Company achieves between 80% and 120% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at a payout of 0% at an achievement of 80%, up to a maximum value of 200% if target achievement is 120% or higher.

(c)	For the relative TSR, if the target is not met at 100% of achievement at least, the corresponding portion of the vesting will be zero. If the Company achieves between 100% and 120% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at 100% at an achievement of 100% up to a maximum of 200% if the achievement is 120% or higher.

For the avoidance of doubt: Max award (2X) for peer group median plus 20% (e.g., if peer group median is 10%, the max award is earned for 12% TSR)

Target Grant Size Percentage

The grant size percentage will be determined for each Eligible Employee on their offer letter, contract, or subsequent LTI Target Communication.

Second Schedule: Date and Share Price at Grant and Vest

Award Grant Date	March 1st of the year of grant.
Award Grant Share Price	Average closing MIC Share Price of the last quarter of the immediate preceding year of grant.
Vesting Date	March 1st – cliff vesting on the 3rd year after grant.
Vesting Share Price	Closing Price of the last trading day preceding the vesting date.

Annex 1: Approved by the Remuneration Committee on Dec 12th, 2018

Relative TSR Performance Measurement

The calculation for the performance achievement of the relative TSR metric, will be done using the following criteria:

1.       Common Currency Approach (USD) and

2.       No market capitalization weighting of peers

Exhibit B-1

The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan

RULES

OF

THE MILLICOM INTERNATIONAL CELLULAR S.A.

DEFERRED SHORT TERM INCENTIVE SHARE PLAN

Approved by the Compensation Committee

(upon delegation by the Board of Directors)

17 May 2016

CONTENTS

1. Interpretation	1
2. Grants under the Deferred Short Term Incentive Share Plan	3
3. Vesting	5
4. Cessation of Employment	5
5. Corporate Events	6
6. Lapse of Award	7
7. Variation of Share Capital	7
8. Share Capital Limit	8
9. Shares Issued Under Plan	8
10. Tax and Social Security Withholding	9
11. Contractual Rights	9
12. Administration	10
13. Amendments	10
14. Notices	11
15. Governing Law and Jurisdiction	11

Attached Schedules

First Schedule: The Vesting Schedule for Deferred Short Term Incentive Share Awards	12
Second Schedule: The Grant Size Percentages for Deferred Share Awards	13

i

RULES OF THE MILLICOM INTERNATIONAL CELLULAR S.A. DEFERRED SHORT TERM INCENTIVE SHARE PLAN

1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding (for the clarity sake) all benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Deferred Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by virtue of any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which jointly Control the Company;
Deferred Share	a Share granted to a Participant under the Deferred Short Term Incentive Share Plan;
Deferred Share Award	a conditional right to be granted Shares by the Company under Rule 2;
Deferred Short Term Incentive Share Plan or Plan;	the Millicom International Cellular S.A. Deferred Share Plan Plan constituted by these Rules as Plan amended from time to time;

1

Eligible Employee	an employee (other than a non-executive director) of any member of the Group with Director grade or above;
Exceptional Deferred Share Award	a Deferred Share Award under Rule 2.9;
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Last Year Annual Base	the Annual Base Salary that was effectively paid to the
Salary	Eligible Employee during the immediately preceding full calendar year. For practical reasons the Company can in its absolute discretion calculate the Last Year Annual Base Salary by multiplying the December monthly guaranteed cash amount of the preceding calendar year by twelve or more instalments as applicable;
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq OMX for the dealing day immediately preceding such day;
New Hires	Eligible Employees with effective employment starting during or after the immediately preceding full calendar year but before April 1 of the year of grant;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during or after the immediately preceding full calendar year but before April 1 of the year of grant;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq OMX, for the three last months of the calendar year previous to the calendar year of Award;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalisation issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, pursuant to Rule 3.

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1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Deferred Short Term Incentive Share Plan

2.1	Invitation decisions

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion when an offer for the grant of Deferred Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, for each year the Compensation Committee will establish

(a)	target grant sizes, on a nominative basis or on a job title or job level basis, as percentages of Last Year Annual Base Salary; and

(b)	Group and personal performance criteria and targets, which shall be used to calculate the percentage of the target grants that are actually awarded.

The initial target grant sizes, performance criteria and targets are set out in the Second Schedule to these Rules

Except in case where the Compensation Committee provides for an exception upon request by the CEO, New Hires with an effective employment date after the last calendar year will not participate. New Hires with an effective employment date during the last calendar year will participate on a pro rata basis since the percentage is applied to Last Year Annual Base Salary. New Promotions after the last calendar year will not be taken into consideration. New Promotions during the last calendar year will be taken into consideration but Last Year Annual Base Salary will be used.

2.3	Individual limit

No offer for the grant of a Deferred Short Term Incentive Share Award shall be made to an Eligible Employee if as a result:

(a)	the aggregate Share Grant Price of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s share plans (taking the Share Grant Price at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	the share capital limit in Rule 8 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee determines the size of the grant to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

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With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within thirty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within thirty days the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Deferred Short Term Incentive Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares subject to the Award;

(c)	the dates on which the Award will normally Vest which shall be spread out over a three years period ending on January 1 of the third year following the year of grant in accordance with the vesting scheme as defined by the Compensation Committee and as set out in the First Schedule to these Rules and possibly amended by new Schedules on a year by year basis; and

(d)	any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Deferred Short Term Incentive Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Deferred Short Term Incentive Share Award shall be personal to the Participant and, subject to Rule 4.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Deferred Short Term Incentive Share Award

For the avoidance of doubt, a Participant shall not become the legal or beneficial owner of the Shares subject to his Deferred Short Term Incentive Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Exceptional Deferred Short Term Incentive Share Award

The Compensation Committee can determine in its absolute discretion to make an offer for the grant of an Exceptional Deferred Short Term Incentive Share Award to key personnel under the following conditions:

(a)	Grant Size of the Exceptional Deferred Short Term Incentive Share Award shall amount to maximum 100% of Last Year Annual Base Salary. The actual Grant Size will be decided by the Compensation Committee on a case by case basis upon proposal by the CEO.

(b)	The Exceptional Deferred Short Term Incentive Share Awards will vest in accordance with section 2.5 (c) above. However, each annual vesting shall be conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

With exception of the two conditions directly above, the Exceptional Share Awards will be subject to the rules set forth hereinabove in sections 2.1 to and including 2.8.

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2.10	Sign-On Awards under the Deferred Share Awards

Newcomers who had an LTIP with their previous employer can be granted a full award under the Deferred Share Plan of the relevant year upon joining during such year and/or for the following year (as if they would have worked a full year for Millicom during the year of joining), upon Management approval.

2.11	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Deferred Share Plan award may be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

3.	Vesting

3.1	Vesting of Awards

Subject to Rules 4 and 5, an Award shall Vest on the normal Vesting Date specified on the Award Notice. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested. Deferred Short Term Incentive Share Awards shall Vest in accordance with the rules in the Vesting schedule for the Deferred Short Term Incentive Shares Awards as outlined in the First Schedule to these Rules. Exceptional Deferred Short Term Incentive Share Awards shall vest in accordance with the rules for Deferred Short Term Incentive Share Awards but conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

3.2	Delivery of Shares

Subject to any necessary consents, the execution of any relevant agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 10). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalisation of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any relevant agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

3.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

4.	Cessation of Employment

4.1	General rule

Subject to the remainder of this Rule 4, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 4.2 or 4.3, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

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4.2	Death

Notwithstanding Rules 3.1 and 4.1, if a Participant dies before his Award has Vested the Award shall Vest immediately. The number of Shares in respect of which the Deferred Shares Award Vests shall be determined by the Compensation Committee and shall be reduced pro rata to the proportion of the three years vesting period which has elapsed at the date of the Participants death.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 3.2 (and, if applicable, Rule 10) the number of Shares in respect of which the Award has Vested.

4.3	Injury, disability and other reasons

Notwithstanding Rules 3.1 and 4.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	redundancy, as defined by the Compensation Committee from time to time;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee a portion of the Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. The number of Shares in respect of which the Deferred Short Term Incentive Share Award Vests shall be reduced pro rata to the proportion of the three years vesting period which has elapsed at the date of such cessation.

In the specific cessation events of (b), (c) and (d) above, vesting will typically continue to be determined according to the Vesting Date attached to the Award.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2 (and, if applicable, Rule 10).

5.	Corporate Events

5.1	General offer for Company

Notwithstanding Rule 3.1 but subject to Rule 5.2, if in the judgement of the Compensation Committee, the Control of the Company changes, a portion of all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which the Deferred Short Term Incentive Share Award Vests shall be determined by the Compensation Committee and shall be reduced pro rata to the proportion of the three years vesting period which has elapsed at the date when such Control is obtained.

If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all Awards shall Vest in accordance with the first paragraph of this Rule 5.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation

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Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2.

5.2	Reorganisation not involving a change in Control

If as a consequence of a reorganisation, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 5.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganisation, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

5.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 5 and explain how this affects his Award.

6.	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions or any further conditions imposed under Rule 2 and detailed in the Second Schedule.9 have not been satisfied neither in whole nor in part in relation to any Performance Share Award and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 4, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 5 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

7.	Variation of Share Capital

7.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

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In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

7.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 7 and explain how this affects his Award.

8.	Share Capital Limit

8.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

8.2	Clarification of limit

For the purpose of the limits contained in Rule 8.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

9.	Shares Issued Under Plan

9.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the

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Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

9.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

10.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter into some other arrangement to ensure that such amount is available to the Group (whether by authorising the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

11.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 11.

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12.	Administration

12.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall have the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

12.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

12.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

12.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

12.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

12.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

12.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 8.

13.	Amendments

13.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 13.2.

13.2	Rights of existing Participants

Without prejudice to the terms of Rule 2.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. The proposal shall be made by notice in writing to the Participant and such notice shall specify the period within which the Participant must accept or refuse the proposal.

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If the Company has not received from the Participant a written notice pursuant to which the proposal is accepted or rejected before or on the last day of the period of acceptance, the Participant will be deemed to have rejected the proposal.

If the Participant rejects the proposal, the Company shall have the right to terminate the Award Agreement to which the Participant is a party, with immediate effect, within a period of 6 months starting on the last day of the period of acceptance.

If the Participant accepts the proposal, the Award shall then take effect subject to terms and conditions of the Award Agreement as amended in accordance with this Rule 13.2.

14.	Notices

14.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

14.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

14.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

15.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: The Vesting Schedule for Deferred Short Term Incentive Share Awards

1.	This Schedule sets out the vesting timeline for the Deferred Short Term Incentive Share Plan awards.

2.	The vesting schedule has been set as follows:

I.	On 1 January of the first year following the year of grant 16.5% of the Award will vest,

II.	On 1 January of the second year following the year of grant another 16.5% of the Award will vest,

III.	On 1 January of the third year following the year of grant the remaining 67% (17% and 50%) of the Award will vest.

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Second Schedule: The Grant Size Percentages for Deferred Share Awards

The calculation of the grant size of an Award is based the following percentage of Last Year Annual Base Salary:

Target Grant Size Percentage of Last Year Annual Base Salary
Executive Vice Presidents and Global Senior Management	40%
Corporate Director Roles and Operations GM-1 roles	40%
High Potentials in Corporate and Local offices and people in Key Roles - by nomination only	20%

In order to determine the actual grant entitlement for each Eligible Employee, the following criteria based on the performance of the Company and the Eligible Employee in the year corresponding to the Last Year Annual Base Salary shall be applied to the Target Grant Size Percentage indicated above:

•	1/4 of Target Grant awarded if the Company achieves 100% of Revenue vs. budget;

•	1/4 of Target Grant awarded if the Company achieves 100% of EBITDA vs. budget;

•	1/4 of Target Grant awarded if the Company achieves 100% of OFCF vs. budget (Operating Free Cash-flow); and

•	1/4 of Target Grant awarded if the Eligible Employee achieves a rating of Solid Performer or above against personal goals.

Only for the awards to Global Sr. Management / Local Sr. Management and equivalent an accelerator can apply bringing the Maximum Grant Size Percentage to 50%, as per below rule:

•	Additional 10% in case of Exceptional Future Potential or Significant Contribution

Achievement of less than 100% of any of the above targets will reduce the corresponding 1/4 of the grant as follows:

•	in the event the Company achieves less than 90% of the target, the corresponding 1/4 of the grant will be reduced to zero; and

•	in the event the Company achieves between 90% and 100% of the target, the corresponding 1/4 of the grant will be adjusted in linear pro rata of the achievement up to a maximal value of 100%.

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Exhibit B-2

The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2017

RULES

OF

THE MILLICOM INTERNATIONAL CELLULAR S.A.

DEFERRED SHORT TERM INCENTIVE SHARE

PLAN FOR THE PERFORMANCE YEAR 2017

(TO BE GRANTED IN 2018)

Approved by the Compensation Committee

(By delegation of the Board of Directors)

March 05, 2018

CONTENTS

1. Interpretation	1
2. Grants under the Deferred Short Term Incentive Share Plan	3
3. Vesting	5
4. Cessation of Employment	6
5. Corporate Events	7
6. Lapse of Award	7
7. Variation of Share Capital	8
8. Share Capital Limit	9
9. Shares Issued Under Plan	9
10. Tax and Social Security Withholding	9
11. Contractual Rights	10
12. Administration	10
13. Amendments	11
14. Notices	11
15. Governing Law and Jurisdiction	12

Attached Schedules

First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards	13
Second Schedule: Award Performance metrics and Target Grant Size Percentage	14
Third Schedule: Date and Share Price at Grant and Vest	15

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1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding all non-mandatory monthly salary payments, benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Deferred Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L-3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which jointly Control the Company;
Deferred Share	a Share granted to a Participant under the Deferred Short Term Incentive Share Plan;
Deferred Share Award	a conditional right to be granted Shares by the Company
Deferred Short Term Incentive Share Plan or Plan	the Millicom International Cellular S.A. Deferred Share Plan Plan constituted by these Rules as amended from time to time;

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Eligible Employee

an employee or contractor (other than a non-executive director) of any member of the Group in a role or position which has either:

(a)    a Director grade or above in one of the Company’s Corporate Headquarter offices in accordance with the Company’s role grading system, or

(b)    is a constant member of a country operation’s Senior Management team.;

Exceptional Deferred Share Award	a Deferred Share Award under Rule 2.9;
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Last Year Annual Base Salary	the Annual Base Salary that was effectively paid to the Eligible Employee during the immediately preceding full calendar year. For practical reasons the Company can in its absolute discretion calculate the Last Year Annual Base Salary by multiplying the April monthly guaranteed cash amount of the preceding calendar year by twelve or more instalments as applicable; for those employees whose monthly salary changed after April, proration will apply.
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq Stockholm for the dealing day immediately preceding such day;
New Hires	Eligible Employees with effective employment starting during the immediately preceding full calendar year but before October 1;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during the immediately preceding full calendar year but before October 1;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm, for the three last months of the calendar year previous to the calendar year of Award;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer and a subdivision, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and

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Vesting Date	the date when an Award normally Vests, as per Rule 3.
Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/redundancy, where the current position will no longer exist or will be downgraded or upgraded. (2) Full restructure of the department, (3) change job location more than 50 miles, (4) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO.

1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Deferred Short Term Incentive Share Plan

2.1	Invitation decisions

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion when an offer for the grant of Deferred Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, for each year the Compensation Committee will establish Deferred Share Award opportunities by defining either an Award value based upon the Company’s Short-Term Incentive Plan, or an Award value determined by

(a)	target grant sizes, on a nominative basis or on a job title or job level basis, as percentage of Last Year Annual Base Salary; and

(b)	Group and personal performance criteria and targets, which shall be used to calculate the percentage of the target grants that are awarded.

Award opportunity through Short-Term Incentive Plan participation, as well as the initial target grant sizes, and performance criteria and targets for other Awards are set out in the Second Schedule to these Rules. The award will be granted on a prorata basis for those employees who had changes in their compensation schemes after April, 2018 and for New Joiners or New Promotions.

Except in case where the Compensation Committee provides for an exception upon request by the CEO, New Hires with an effective employment date after the last calendar year will not participate. New Hires with an effective employment date during the last calendar year will participate on a pro rata basis since the percentage is applied to Last Year Annual Base Salary. New Promotions after the last calendar year will not be taken into consideration. New

Promotions during the last calendar year will be taken into consideration but Last Year Annual Base Salary will be used.

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2.3	Individual limit

No offer for the grant of a Deferred Short Term Incentive Share Award shall be made to an Eligible Employee if as a result:

(a)	the aggregate Share Grant Price of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s share plans (taking the Share Grant Price at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	the share capital limit in Rule 8 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee determines the size of the grant to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within sixty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within sixty days, the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Deferred Short Term Incentive Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares subject to the Award;

(c)	the dates on which the Award will normally Vest which shall be spread out over a three years period ending on January 1 of the third year following the year of grant in accordance with the vesting scheme as defined by the Compensation Committee and as set out in the First Schedule to these Rules and possibly amended by new Schedules on a year by year basis; and

(d)	any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Deferred Short Term Incentive Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Deferred Short Term Incentive Share Award shall be personal to the Participant and, subject to Rule 4.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Deferred Short Term Incentive Share Award

A Participant shall not become the legal or beneficial owner of the Shares subject to his Deferred Short Term Incentive Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the

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Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Exceptional Deferred Short Term Incentive Share Award

The Compensation Committee can determine in its absolute discretion to make an offer for the grant of an Exceptional Deferred Short Term Incentive Share Award to key personnel under the following conditions:

(a)	Grant Size of the Exceptional Deferred Short Term Incentive Share Award shall amount to maximum 100% of Last Year Annual Base Salary. The actual Grant Size will be decided by the Compensation Committee on a case by case basis upon proposal by the CEO.

(b)	The Exceptional Deferred Short Term Incentive Share Awards will vest in accordance with section 2.5 (c) above. However, each annual vesting shall be conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

With exception of the two conditions directly above, the Exceptional Share Awards will be subject to the rules set forth hereinabove in sections 2.1 to and including 2.8.

2.10	Sign-On Awards under the Deferred Share Awards

Newcomers who had an LTIP with their previous employer can be granted a full award under the Deferred Share Plan of the relevant year upon joining during such year and/or for the following year (as if they would have worked a full year for Millicom during the year of joining), upon Management approval.

2.11	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Deferred Share Plan award may be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

3.	Vesting

3.1	Vesting of Awards

Subject to Rules 4 and 5, an Award shall Vest on the normal Vesting Date specified on the Award Notice. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

Deferred Short Term Incentive Share Awards shall Vest in accordance with the rules in the Vesting schedule for the Deferred Short Term Incentive Shares Awards as outlined in the First Schedule to these Rules.

Exceptional Deferred Short Term Incentive Share Awards shall vest in accordance with the rules for Deferred Short Term Incentive Share Awards but conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

3.2	Delivery of Shares

Subject to any necessary consents, the execution of any relevant agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 10). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalization of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any relevant agreements or documents as determined by the Compensation Committee, the relevant

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Award shall automatically be treated, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

3.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

4.	Cessation of Employment

4.1	General rule

Subject to the remainder of this Rule 4, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 4.2, 4.3, or 4.4, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

4.2	Death

Notwithstanding Rules 3.1 and 4.1, if a Participant dies before his Award has Vested the Award shall Vest immediately and entirely.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 3.2 (and, if applicable, Rule 10) the number of Shares in respect of which the Award has Vested.

4.3	Retirement

In the event of Retirement vesting of the Award shall happen as per the Millicom Equity Eligibility Retirement Policy.

4.4	Injury, disability and other reasons

Notwithstanding Rules 3.1 and 4.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	Participant is a Good Leaver as per definition described above;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee the entire Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2 (and, if applicable, Rule 10).

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5.	Corporate Events

5.1	General offer for Company

Notwithstanding Rule 3.1 but subject to Rule 5.2, if in the judgement of the Compensation Committee, the Control of the Company changes, a portion of all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which the Deferred Short Term Incentive Share Award Vests shall be determined by the Compensation Committee and shall be reduced pro rata to the proportion of the three years vesting period which has elapsed at the date when such Control is obtained.

If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all Awards shall Vest in accordance with the first paragraph of this Rule 5.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2.

5.2	Reorganization not involving a change in Control

If as a consequence of a reorganization, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 5.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganization, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

5.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 5 and explain how this affects his Award.

6.	Lapse of Award

An Award shall lapse on the earliest of:

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(a)	the Compensation Committee determining that the Performance Conditions or any further conditions imposed under Rule 2 and detailed in the Second Schedule.9 have not been satisfied neither in whole nor in part in relation to any Performance Share Award and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 4, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 5 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

7.	Variation of Share Capital

7.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

7.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 7 and explain how this affects his Award.

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8.	Share Capital Limit

8.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

8.2	Clarification of limit

For the purpose of the limits contained in Rule 8.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

9.	Shares Issued Under Plan

9.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

9.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

10.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter some other arrangement to ensure that such amount is available to the Group (whether by authorizing the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

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11.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 11.

12.	Administration

12.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall have the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

12.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

12.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

12.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

12.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

12.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

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12.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 8.

13.	Amendments

13.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 13.2.

13.2	Rights of existing Participants

Without prejudice to the terms of Rule 2.2, the Compensation Committee may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. The proposal shall be made by notice in writing to the Participant and such notice shall specify the period within which the Participant must accept or refuse the proposal.

If the Company has not received from the Participant a written notice pursuant to which the proposal is accepted or rejected before or on the last day of the period of acceptance, the Participant will be deemed to have rejected the proposal.

If the Participant rejects the proposal, the Company shall have the right to terminate the Award Agreement to which the Participant is a party, with immediate effect, within a period of 6 months starting on the last day of the period of acceptance.

If the Participant accepts the proposal, the Award shall then take effect subject to terms and conditions of the Award Agreement as amended in accordance with this Rule 13.2.

14.	Notices

14.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

14.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

14.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

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15.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards

1.	This Schedule sets out the vesting timeline for the Deferred Short Term Incentive Share Plan awards.

2.	The vesting schedule has been set as follows:

a)	On 1 January of the first year following the year of grant 16.5% of the Award will vest,

b)	On 1 January of the second year following the year of grant an additional 16.5% of the Award will vest,

c)	On 1 January of the third year following the year of grant the remaining 67% of the Award will vest.

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Second Schedule: Award Performance metrics and Target Grant Size Percentage

Grants of Deferred Share Awards are made (with exception of Awards made according to rules 2.9 and 2.10) either:

1.	as a result of the Eligible Employee participating in the company’s Short-Term Incentive Plan, or

2.	as a result of the Eligible Employee holding a position of a level that carries default eligibility

3.	through nomination by their respective Business Leaders with specific approval by the Group CEO.

Award performance metrics and achievement computation

To determine the actual grant for each Eligible Employee, the following criteria based on the performance of the Company and the Eligible Employee in the year corresponding to the Last Year Annual Base Salary shall be applied to the Target Grant Size Percentage indicated above:

•	23.3% of Target Grant awarded if the Company achieves 100% of 2017 Service Revenue vs. budget;

•	23.3% of Target Grant awarded if the Company achieves 100% of 2017 EBITDA vs. budget;

•	23.3% of Target Grant awarded if the Company achieves 100% of 2017 OFCF vs. budget (Operating Free Cash Flow);

•	30% of Target Grant awarded if the Eligible Employee achieves a rating for the 2017 Performance Year on target or above against personal goals. A performance rating below the target results in no award at all.

In the event the Company achieves less than 90% of any of the three financial targets, the corresponding portion of the grant related to that metric will be reduced to zero.

Determination of Final Award Size

a)	the final size of a Deferred Share award is further subject to the applicable Short- Term-Incentive Plan rules of the performance year of 2017, where the above achievement calculation is applied to the full STI Award. The full STI award is delivered half as cash and half as Deferred Shares. Applies for all Global Senior Management Team Members.

b)	other Eligible Employees and Nominations receive a Deferred Share award size as determined by the achievement computation multiplied by the respective Target Grant Size percentage.

Target Grant Size Percentage

The grant size percentage will be determined for each Eligible Employee on their offer letter, contract, or subsequent LTI Target Communication.

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Third Schedule: Date and Share Price at Grant and Vest

Award Grant Date	January 1st of the year of grant.
Award Grant Share Price	Average closing MIC Share Price of the last quarter of the immediate preceding year of grant.
Vesting Date	January 1st of each year of vesting
Vesting Share Price	Closing Price of the last trading day preceding the vesting date.

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Exhibit B-3

The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2018

RULES

OF

THE MILLICOM INTERNATIONAL CELLULAR S.A.

DEFERRED SHORT TERM INCENTIVE SHARE

PLAN FOR THE PERFORMANCE YEAR 2018

(TO BE GRANTED IN 2019)

Approved by the Compensation Committee

(By delegation of the Board of Directors)

March 05, 2018

CONTENTS

1. Interpretation	1
2. Grants under the Deferred Short Term Incentive Share Plan	3
3. Vesting	5
4. Cessation of Employment	6
5. Corporate Events	7
6. Lapse of Award	8
7. Variation of Share Capital	8
8. Share Capital Limit	9
9. Shares Issued Under Plan	9
10. Tax and Social Security Withholding	9
11. Contractual Rights	10
12. Administration	10
13. Amendments	11
14. Notices	11
15. Governing Law and Jurisdiction	11

Attached Schedules

First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards	12
Second Schedule: Award Performance metrics and Target Grant Size Percentage	13
Third Schedule: Date and Share Price at Grant and Vest	14

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1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding all non-mandatory monthly salary payments, benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Deferred Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
CEO	the Company’s Chief Executive Officer;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L- 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;
Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which directly or indirectly own shares in the Company;
Deferred Share	a Share granted to a Participant under the Deferred Short Term Incentive Share Plan;
Deferred Share Award	a conditional right to be granted Shares by the Company
Deferred Short Term Incentive Share Plan or Plan	the Millicom International Cellular S.A. Deferred Share Plan Plan constituted by these Rules as amended from time to time;

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Eligible Employee

an employee or contractor (other than a non-executive director) of any member of the Group in a role or position which has either:

(a)   a Director grade or above in one of the Company’s Corporate Headquarter offices in accordance with the Company’s role grading system, or

(b)   is a constant member of a country operation’s Senior Management team.

Exceptional Deferred Share Award	a Deferred Share Award under Rule 2.9;
Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Last Year Annual Base Salary	the Annual Base Salary that was effectively paid to the Eligible Employee during the immediately preceding full calendar year. For practical reasons the Company can in its absolute discretion calculate the Last Year Annual Base Salary by multiplying the April monthly guaranteed cash amount of the preceding calendar year by twelve or more instalments as applicable; for those whose monthly salary changed after April, proration will apply.
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq Stockholm for the dealing day immediately preceding such day;
New Hires	Eligible Employees with effective employment starting during the immediately preceding full calendar year but before October 1;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during the immediately preceding full calendar year but before October 1;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Personal Performance Rating	the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm, for the three last months of the calendar year previous to the calendar year of Award;
Share Grant Value	Amount of shares of an Award multiplied by the Share Grant Price.
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;

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Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, as per Rule 3.
Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/redundancy, where the Employee is not offered a position or is offered a position with a lower level of compensation, benefits or responsibility (3) change job location more than 50 miles, (4) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO.

1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof.

2.	Grants under the Deferred Short Term Incentive Share Plan

2.1	Invitation decisions

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion when an offer for the grant of Deferred Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, for each year the Compensation Committee will establish Deferred Share Award opportunities by defining either an Award value based upon the Company’s Short-Term Incentive Plan, or an Award value determined by

(a)	target grant sizes, on a nominative basis or on a job title or job level basis, as percentage of Last Year Annual Base Salary; and

(b)	Group and personal performance criteria and targets, which shall be used to calculate the percentage of the target grants that are awarded.

Award opportunity through Short-Term Incentive Plan participation, as well as the initial target grant sizes, and performance criteria and targets for other Awards are set out in the Second Schedule to these Rules. The award will be granted on a prorata basis for those employees who had changes in their compensation schemes after April, 2018 and for New Joiners or New Promotions.

Except in case where the Compensation Committee provides for an exception upon request by the CEO, New Hires with an effective employment date after the last calendar year will not participate. New Hires with an effective employment date during the last calendar year will participate on a pro rata basis since the percentage is applied to Last Year Annual Base Salary. New Promotions after the last calendar year will not be taken into consideration. New

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Promotions during the last calendar year will be taken into consideration but Last Year Annual Base Salary will be used.

2.3	Individual limit

No offer for the grant of a Deferred Short Term Incentive Share Award shall be made to an Eligible Employee if as a result:

(a)	for all Eligible Employees except for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under the Company’s Deferred Share Plans and Performance Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 550 per cent of his New Annual Base Salary, or

(c)	the share capital limit in Rule 9 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee issues an Award to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within sixty days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within sixty days, the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Deferred Short Term Incentive Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares subject to the Award;

(c)	the dates on which the Award will normally Vest which shall be spread out over a three years period ending on January 1 of the third year following the year of grant in accordance with the vesting scheme as defined by the Compensation Committee and as set out in the First Schedule to these Rules and possibly amended by new Schedules on a year by year basis; and

(d)	any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Deferred Short Term Incentive Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

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2.7	Awards non-transferable

A Deferred Short Term Incentive Share Award shall be personal to the Participant and, subject to Rule 4.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Deferred Short Term Incentive Share Award

A Participant shall not become the legal or beneficial owner of the Shares subject to his Deferred Short Term Incentive Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Exceptional Deferred Short Term Incentive Share Award

The Compensation Committee can determine in its absolute discretion to make an offer for the grant of an Exceptional Deferred Short Term Incentive Share Award to key personnel under the following conditions:

(a)	Grant Size of the Exceptional Deferred Short Term Incentive Share Award shall amount to maximum 100% of Last Year Annual Base Salary. The actual Grant Size will be decided by the Compensation Committee on a case by case basis upon proposal by the CEO.

(b)	The Exceptional Deferred Short Term Incentive Share Awards will vest in accordance with section 2.5 (c) above. However, each annual vesting shall be conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

With exception of the two conditions directly above, the Exceptional Share Awards will be subject to the rules set forth hereinabove in sections 2.1 to and including 2.8.

2.10	Sign-On Awards under the Deferred Share Awards

Newcomers who had an LTIP with their previous employer can be granted a full award under the Deferred Share Plan of the relevant year upon joining during such year and/or for the following year (as if they would have worked a full year for Millicom during the year of joining), upon Management approval.

2.11	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Deferred Share Plan award may be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

3.	Vesting

3.1	Vesting of Awards

Subject to Rules 4 and 5, an Award shall Vest on the normal Vesting Date specified on the Award Notice. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

Deferred Short Term Incentive Share Awards shall Vest in accordance with the rules in the Vesting schedule for the Deferred Short Term Incentive Shares Awards as outlined in the First Schedule to these Rules.

Exceptional Deferred Short Term Incentive Share Awards shall vest in accordance with the rules for Deferred Short Term Incentive Share Awards but conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

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3.2	Delivery of Shares

Subject to any necessary consents, the execution of any necessary agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 10). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalization of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any necessary agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

3.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

4.	Cessation of Employment

4.1	General rule

Subject to the remainder of this Rule 4, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 4.2, 4.3, or 4.4, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

4.2	Death

Notwithstanding Rules 3.1 and 4.1, if a Participant dies before his Award has Vested the Award shall Vest immediately and entirely.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 3.2 (and, if applicable, Rule 10) the number of Shares in respect of which the Award has Vested.

4.3	Retirement

In the event of Retirement vesting of the Award shall happen as per the Millicom Equity Elegibility Retirement Policy.

4.4	Injury, disability and other reasons

Notwithstanding Rules 3.1 and 4.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	Participant is a Good Leaver as per definition described above;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee

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the entire Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2 (and, if applicable, Rule 10).

5.	Corporate Events

5.1	General offer for Company

Notwithstanding Rule 3.1 but subject to Rule 5.2, if in the judgement of the Compensation Committee, the Control of the Company changes, a portion of all Awards shall Vest with effect immediately before such change of Control occurs. The number of Shares in respect of which the Deferred Short Term Incentive Share Award Vests shall be determined by the Compensation Committee and shall be reduced pro rata to the proportion of the three years vesting period which has elapsed at the date when such Control is obtained.

If the change of Control is made by way of the absorption of the Company by another company or entity, by means of a legal merger or otherwise, the Compensation Committee may resolve that an Award shall not Vest in accordance with the previous paragraph, subject to the Compensation Committee instead procuring that the Award be replaced by the grant of an award over shares in such company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

If all or substantially all the assets and liabilities of the Company are transferred to one (or more) company or entity, which is not under the Control of the Controlling Shareholder, the Compensation Committee may resolve that all Awards shall Vest in accordance with the first paragraph of this Rule 5.1. Alternatively, the Compensation Committee may resolve that an Award shall not Vest, but that instead it shall procure that the Award be replaced by the grant of an award over shares in such other company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Award, it being understood that such undertaking shall be assigned to the absorbing company or entity.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2.

5.2	Reorganization not involving a change in Control

If as a consequence of a reorganization, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 5.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganization, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal de-merger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

5.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of any of the events referred to in this Rule 5 and explain how this affects his Award.

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6.	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions or any further conditions imposed under Rule 2 and detailed in the Second Schedule.9 have not been satisfied neither in whole nor in part in relation to any Performance Share Award, and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 4, the Participant ceasing to hold an office or employment within the Group;

(c)	the replacement of the Award under Rule 5 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

7.	Variation of Share Capital

7.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extra-ordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the ex-dividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding non-vested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

7.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 7 and explain how this affects his Award.

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8.	Share Capital Limit

8.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

8.2	Clarification of limit

For the purpose of the limits contained in Rule 8.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

9.	Shares Issued Under Plan

9.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

9.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

10.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter some other arrangement to ensure that such amount is available to the Group (whether by authorizing the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

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11.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 11.

12.	Administration

12.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall be made reasonably and in good faith and shall be final and binding in all matters relating the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

12.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

12.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

12.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

12.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

12.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member

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of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

12.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 8.

13.	Amendments

13.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 13.2.

13.2	Rights of existing Participants

Without prejudice to the terms of Rule 2.2, the Compensation Committee may resolve may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. No such amendment shall adversely affect the rights of an existing Participant. The proposal shall be made by notice in writing to the Participant.

14.	Notices

14.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by e-mail or fax to him at his place of work, if he is employed within the Group if sent by e-mail to such e-mail address as may be specified from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

14.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

14.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

15.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

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First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards

1.	This Schedule sets out the vesting timeline for the Deferred Short Term Incentive Share Plan awards.

2.	The vesting schedule has been set as follows:

a)	On 1 January of the first year following the year of grant, 30% of the Award will vest,

b)	On 1 January of the second year following the year of grant, an additional 30% of the Award will vest,

c)	On 1 January of the third year following the year of grant, the remaining 40% of the Award will vest.

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Second Schedule: Award Performance metrics and Target Grant Size Percentage

Grants of Deferred Share Awards are made (with exception of Awards made according to rules 2.9 and 2.10) either:

1.	as a result of the Eligible Employee participating in the company’s Short-Term Incentive Plan, or

2.	through nomination by their respective Business Leaders with specific approval by the Group CEO.

Award performance metrics and achievement computation

To determine the actual grant for each Eligible Employee, the following criteria based on the performance of the Company and the Eligible Employee in the year corresponding to the Last Year Annual Base Salary shall be applied to the Target Grant Size Percentage indicated above:

•	20% of Target Grant awarded if the Company achieves 100% of 2018 Service Revenue vs. budget;

•	20% of Target Grant awarded if the Company achieves 100% of 2018 EBITDA vs. budget;

•	20% of Target Grant awarded if the Company achieves 100% of 2018 OFCF vs. budget (Operating Free Cash Flow);

•	10% of Target Grant awarded if the Company achieves the 2018 Net Promoter Score target

•	30% of Target Grant awarded if the Eligible Employee achieves a rating for the 2018 Performance Year of “meets” against personal goals. A performance rating below the target results in no award at all.

If employee achieves a rating of “Exceeds” or “Exceptionally Exceeds” will get 45% or 60% respectively.

Achievement of less than 100% of any of the above financial targets reduces the grant as follows (this does not apply to Personal Performance or NPS):

•	in the event the Company achieves less than 95% of the target, the corresponding portion of the grant will be reduced to zero; and

•	in the event the Company achieves between 95% and 110% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at a payout of 80% at an achievement of 95%, up to a maximum value of 200% if target achievement is 110% or higher.

Determination of Final Award Size

(a)	the final size of a Deferred Share award is further subject to the applicable Short- Term-Incentive Plan rules of the performance year of 2018, where the above achievement calculation is applied to the full STI Award. The full STI award is delivered half as cash and half as Deferred Shares.

(b)	nominations receive a Deferred Share award size as determined by the achievement computation multiplied by the respective Target Grant Size percentage.

Target Grant Size Percentage

The grant size percentage will be determined for each Eligible Employee on their offer letter, contract, or subsequent LTI Target Communication.

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Third Schedule: Date and Share Price at Grant and Vest

Award Grant Date	January 1st of the year of grant.
Award Grant Share Price	Average closing MIC Share Price of the last quarter of the immediate preceding year of grant.
Vesting Date	January 1st of each year of vesting
Vesting Share Price	Closing Price of the last trading day preceding the vesting date.

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Exhibit B-4

The Rules of the Millicom International Cellular S.A. Deferred Short-Term Incentive Share Plan for the Performance Year 2019

RULES

OF

THE MILLICOM INTERNATIONAL CELLULAR S.A.

DEFERRED SHORT TERM INCENTIVE SHARE PLAN

FOR THE PERFORMANCE YEAR 2019

(TO BE GRANTED IN 2020)

To be approved by the Compensation Committee

(By delegation of the Board of Directors)

June 25, 2019

CONTENTS

1. Interpretation	1
2. Grants under the Deferred Short Term Incentive Share Plan	4
3. Vesting	6
4. Cessation of Employment	7
5. Corporate Events	8
6. Lapse of Award	9
7. Variation of Share Capital	10
8. Share Capital Limit	10
9. Shares Issued Under Plan	11
10. Tax and Social Security Withholding	11
11. Contractual Rights	11
12. Administration	12
13. Amendments	13
14. Notices	13
15. Governing Law and Jurisdiction	13
16. Section 409A of the Internal Revenue Code	13

Attached Schedules

First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards	15
Second Schedule: Award Performance metrics and Target Grant Size Percentage	16
Third Schedule: Date and Share Price at Grant and Vest	17

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1.	Interpretation

1.1	Definitions

In these Rules, unless the context otherwise requires, the following words and expressions have the meanings indicated below.

Affiliate	any subsidiary of a Person and any holding company of that Person and any direct or indirect subsidiary of such holding company;
Annual Base Salary	the annual gross or net, depending on the contractual terms, guaranteed cash amount to which an Eligible Employee is entitled, whether the amount is paid in one, twelve or more instalments per year, excluding all non-mandatory monthly salary payments, benefits, perquisites, pension allowances, car allowances, housing allowances, school fees, variable pay and/or bonus;
Award	a Deferred Share Award;
Award Notice	the notice sent by the Company to an Eligible Employee in respect of the grant of an Award;
Beneficial Ownership	A Person shall be deemed the “Beneficial Owner” or to have “beneficial ownership” of, and shall be deemed to “beneficially own”, securities pursuant to Rule 13d-3 under the United States Securities Exchange Act of 1934 (as amended), as in effect on the date hereof.
Board	the Board of Directors of the Company;
Cash Equivalents	payout in cash of the Market Value on Vesting Date of Shares upon authorization by the CEO;
Cause	unless otherwise defined in an employment or change of control agreement between the Company and a Participant (1) a Participant’s willful and continued failure substantially to perform his/her duties with the Company (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by the Participant for Good Reason), (2) any willful act or omission by the Participant constituting dishonesty, fraud or other malfeasance against the Company or (3) the Participant’s conviction of a crime under the laws of any jurisdiction in which the Group conducts business;
CEO	the Company’s Chief Executive Officer;
Change of Control	a Change of Control under Rule 5.2;
Company	Millicom International Cellular S.A., incorporated under the laws of Luxembourg, registered with the Luxembourg Register of Trade and Companies under number B 40630, having its registered office located at 2, rue Fort Bourbon, L 3372 Luxembourg, Luxembourg;
Compensation Committee	the Company’s Compensation Committee to whom the Board delegated certain authority notably with respect to this Plan;

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Control

in relation to a company, means the power of a person to secure that the affairs of that company are conducted in accordance with the wishes of that person:

(a)   by means of the holding of shares or the possession of voting power in or in relation to that or any other company, whether directly or indirectly, or

(b)   by any powers conferred by the articles of association or other document regulating that or any other company, or by contract or otherwise.

Controlling Shareholder	Investment AB Kinnevik and any of its subsidiaries or affiliates which directly or indirectly own shares in the Company;
Deferred Share	a Share granted to a Participant under the Deferred Short Term Incentive Share Plan;
Deferred Share Award	a grant of RSUs or Deferred Shares by the Company;
Deferred Short Term Incentive Share Plan or Plan	the Millicom International Cellular S.A. Deferred Share Plan constituted by these Rules as amended from time to time;
Eligible Employee

an employee or contractor (other than a nonexecutive director) of any member of the Group in a role or position which has either:

(a)   a Director grade or above in one of the Company’s Corporate Headquarter offices in accordance with the Company’s role grading system, or

(b)   is a constant member of a country operation’s Senior Management team;

Exceptional Deferred Share Award	a Deferred Share Award under Rule 2.9;
Excluded Person	any of (i) the Company; (ii) any of the Company’s Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv); (vi) Investment AB Kinnevik, Kinnevik B.V. and each of their Affiliates; or (vii) the estate, spouse, ancestors and lineal descendants of Mr. Jan H. Stenbeck, the legal representatives of any of the foregoing and the bona fide trust of which the foregoing are the sole beneficiaries or the grantors, or any Person of which the foregoing beneficially own 66 and 2/3% of the total voting power of all classes of capital stock of such Person (exclusive of any matters as to which class voting rights exist).
Good Leaver	an Employee who leaves the company under the following circumstances: (1) Restructure/redundancy, where the Employee is not offered a position or is offered a position with a lower level of compensation, benefits or responsibility (2) change job location more than 50 miles, (3) Exceptional case based on factors such as tenure with MIC, circumstances of exit, performance history and contributions to company, subject to approval of CEO and CHRO;

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Good Reason

unless otherwise defined in an employment or change of control agreement between the Company and a Participant (but excluding any Discretionary Termination Window trigger under a change of control agreement), any of the following occurs without a Participant’s written consent: (1) Material diminution in the Participant’s duties or responsibilities; (2) Failure by the Company to pay the Participant any compensation otherwise vested and due if such failure continues for 20 business days following notice to the Company thereof (3) Reduction in Annual Base Salary, bonus opportunity or aggregate benefits; (4) Relocation of the Participant more than 50 miles away from the Participant’s previous principal office location;

Notwithstanding the foregoing, Good Reason shall not exist unless the Participant gives the Company written notice thereof within 45 days after the Participant becomes aware its occurrence and the Company shall not have corrected the action within 15 days after such written notice;

Grant Date	the date on which the Award granted to the Eligible Employee is effective as indicated in the Award Notice;
Group	the Company and any company under the Control of the Company (including joint Control with another company) from time to time and “member of the Group” shall be construed accordingly;
Last Year Annual Base Salary	the Annual Base Salary that was effectively paid to the Eligible Employee during the immediately preceding full calendar year. For practical reasons the Company can in its absolute discretion calculate the Last Year Annual Base Salary by multiplying the April monthly guaranteed cash amount of the preceding calendar year by twelve or more instalments as applicable; for those whose monthly salary changed after April, proration will apply;
Market Value	of a Share on any day, the closing price of a Share as quoted on the Nasdaq Stockholm / Nasdaq US for the dealing day immediately preceding such day;
New Hires	Eligible Employees with effective employment starting during the immediately preceding full calendar year but before October 1;
New Promotions	Eligible Employees with the first date of effectiveness of the promotion during the immediately preceding full calendar year but before October 1;
Participant	an individual who holds a subsisting Award or, where the context permits, his legal personal representatives;
Personal Performance Rating	the rating for personal performance of an Eligible Employee the rating for personal performance of an Eligible Employee under the Company’s performance evaluation plan;
RSUs	Restricted Stock Units to be settled in Shares at the time of vesting;
Share Grant Price	an amount equal to the average of the closing prices of a Share, as so quoted on the Nasdaq Stockholm/Nasdaq US, for the three last months of the calendar year previous to the calendar year of Award;

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Share Grant Value	Amount of RSUs or shares of an Award multiplied by the Share Grant Price;
Shares	common shares in the capital of the Company with a par value of US $1.50 each, or any securities representing them;
Subsidiary	means a subsidiary undertaking of the Company as defined under article 309 (2) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended, except that for purposes of this Agreement it shall be irrelevant whether a subsidiary is consolidated or not with the Company;
Variation	any material variation of the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer and a sub division, consolidation or reduction in the capital of the Company;
Vest	a Participant becoming, in accordance with these Rules, entitled to the Shares subject to an Award and “Vested” and “Vesting” shall be construed accordingly; and
Vesting Date	the date when an Award normally Vests, as per Rule 3.

1.2	Construction

In these Rules, unless otherwise specified:

(a)	the contents and headings are inserted for ease of reference only and do not affect their interpretation;

(b)	save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via email;

(c)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(d)	a reference to a statutory provision includes any statutory modification, amendment or reenactment thereof.

2.	Grants under the Deferred Short Term Incentive Share Plan

2.1	Invitation decisions

Subject to these Rules, the Compensation Committee shall determine in its absolute discretion when an offer for the grant of Deferred Share Awards shall be made, the Eligible Employees to whom such offer shall be made and the terms governing the offer for the grant of such Awards.

2.2	Grant size

As a rule, for each year the Compensation Committee will establish Deferred Share Award opportunities by defining either an Award value based upon the Company’s Short-Term Incentive Plan, or an Award value determined by

(a)	target grant sizes, on a nominative basis or on a job title or job level basis, as percentage of Last Year Annual Base Salary; and

(b)	Group and personal performance criteria and targets, which shall be used to calculate the percentage of the target grants that are awarded.

Award opportunity through Short-Term Incentive Plan participation, as well as the initial target grant sizes, and performance criteria and targets for other Awards are set out in the Second Schedule to these Rules. The award will

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be granted on a prorata basis for those employees who had changes in their compensation schemes after April, 2019 and for New Hires or New Promotions.

Except in case where the Compensation Committee provides for an exception upon request by the CEO, New Hires with an effective employment date after the last calendar year will not participate. New Hires and/or New Promotions with an effective employment date during the last calendar year will participate on a pro rata basis since the percentage is applied to Last Year Annual Base Salary.

2.3	Individual limit

No offer for the grant of a Deferred Short Term Incentive Share Award shall be made to an Eligible Employee if as a result:

(a)	for all Eligible Employees except for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under all of the Company’s Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 300 per cent of his New Annual Base Salary, or

(b)	for the CEO, the aggregate Share Grant Value of the Shares subject to all Share Awards to be granted to him during the same calendar year under the Company’s Deferred Share Plans and Performance Share Plans (taking the Share Grant Value at the Grant Date for each Award), excluding, however, any Exceptional Deferred Share Awards, would exceed 600 per cent of his New Annual Base Salary, or

(c)	the share capital limit in Rule 9 would be exceeded.

2.4	Procedure for grant of Awards and Grant Date

Except in case the Compensation Committee issues an Award to a named Eligible Employee, within the rules of this Plan and within the limits of the grant size defined as a percentage by the Compensation Committee, the CEO of the Company shall have the discretionary power to decide whether a grant offer will be made to an Eligible Employee, including New Hires and New Promotions.

With the timing at the discretion of the CEO, the Company shall inform such Eligible Employee by a notice in writing of such offer in accordance with rule 2.5.

The offer for the grant of the Performance Share Award must be accepted by the Eligible Employee within ninety days after the notice of the Award has been given to the Eligible Employee (as determined in accordance with Rule 14.1). If not accepted within ninety days, the Award shall automatically be treated as never having been granted.

2.5	Contents of Award Notice

An Award Notice for a Deferred Short Term Incentive Share Award shall specify the following:

(a)	the Grant Date;

(b)	the number of Shares or RSUs subject to the Award;

(c)	the dates on which the Award will normally Vest which shall be spread out over a three years period ending on January 1 of the third year following the year of grant in accordance with the vesting scheme as defined by the Compensation Committee and as set out in the First Schedule to these Rules and possibly amended by new Schedules on a year by year basis; and

(d)	any further conditions applicable to the Award.

2.6	Right to refuse Awards

In the event that an Eligible Employee, to whom an offer for the grant of a Deferred Short Term Incentive Share Award is made, refuses to accept such offer for whatever reason within the period set out in rule 2.4, the Award shall automatically and without exception be treated, for the purpose of the Plan, as never having been granted. For

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the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee for any such refusal.

2.7	Awards non-transferable

A Deferred Short Term Incentive Share Award shall be personal to the Participant and, subject to Rule 4.2, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge or otherwise alienate the Award.

2.8	Participant’s rights over Shares subject to Deferred Short Term Incentive Share Award

A Participant shall not become the legal or beneficial owner of the Shares subject to his Deferred Short Term Incentive Share Award until such Shares are issued or transferred to him (or his nominee) by or on behalf of the Company, and until that date the Participant shall not be entitled to any voting, dividend, transfer or other rights attaching to the Shares subject to such Award.

2.9	Exceptional Deferred Short Term Incentive Share Award

The Compensation Committee can determine in its absolute discretion to make an offer for the grant of an Exceptional Deferred Short Term Incentive Share Award to key personnel under the following conditions:

(a)	The Grant Size of the Exceptional Deferred Short Term Incentive Share Award shall be, at a maximum, 100% of Last Year Annual Base Salary. The actual Grant Size will be decided by the Compensation Committee on a case by case basis upon proposal by the CEO.

(b)	The Exceptional Deferred Short Term Incentive Share Awards will vest in accordance with section 2.5 (c) above. However, each annual vesting shall be conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

With exception of the two conditions directly above, the Exceptional Share Awards will be subject to the rules set forth hereinabove in sections 2.1 to and including 2.8.

2.10	Sign-On Awards under the Deferred Share Awards

Newcomers who had an LTIP with their previous employer can be granted a full award under the Deferred Share Plan of the relevant year upon joining during such year and/or for the following year (as if they would have worked a full year for Millicom during the year of joining), upon Management approval.

2.11	Share Ownership Requirement

Any Shares issued or transferred to a Participant (or his nominee) under a Deferred Share Plan award may be subject to the terms set out in the Company’s Share Ownership Policy. The Compensation Committee may at its absolute discretion take into account any failure to adhere to the terms of the Share Ownership Policy when determining the grant of future incentives and when determining the vesting of awards under any of the Company’s share plans.

3.	Vesting

3.1	Vesting of Awards

Subject to Rules 4 and 5, an Award shall Vest on the normal Vesting Date specified on the Award Notice. The Participant shall become irrevocably entitled to the Shares subject to an Award to the extent that the Award has Vested.

Deferred Short Term Incentive Share Awards shall Vest in accordance with the rules in the Vesting schedule for the Deferred Short Term Incentive Shares Awards as outlined in the First Schedule to these Rules.

Exceptional Deferred Short Term Incentive Share Awards shall vest in accordance with the rules for Deferred Short Term Incentive Share Awards but conditional to a Personal Performance Rating of “on target” or above, as proposed by the CEO and approved by the Compensation Committee.

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3.2	Delivery of Shares

Subject to any necessary consents, the execution of any necessary agreements or documents by the Participant, as determined by the Compensation Committee, and to compliance by the Participant with these Rules, the Company shall, as soon as reasonably practicable and in any event not later than ninety calendar days after the Vesting Date of an Award, issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested (subject to rule 10). In case of the Shares being issued to the Participant, the par value of the Shares will be fully paid up by way of capitalization of available reserves of the Company.

Should the Company not have been able to issue the Shares to the Participant in accordance with the above and in the time frame of ninety calendar days after the Vesting Date of an Award because the relevant Participant has not timely executed any necessary agreements or documents as determined by the Compensation Committee, the relevant Award shall automatically be treated, as never having been granted. For the avoidance of doubt, no consideration shall be due from the Company to the Eligible Employee in any such situation.

Notwithstanding the foregoing, if a Participant is a US taxpayer, the Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested on the earlier of the ninety day period specified above and March 15 of the calendar year following the year in which the Award Vests.

3.3	Cash Equivalents

Subject to confirmation by local counsel that the sale of Shares is not reasonably possible in a country, Participants residing and working in such country and not travelling internationally for business purposes and not being expatriates, may elect to receive Cash Equivalents upon authorization by the CEO. Any Cash Equivalents issued under the Plan will be reported annually to the Compensation Committee.

4.	Cessation of Employment

4.1	General rule

Subject to the remainder of this Rule 4, an Award may Vest only while the Participant holds an office or employment within the Group and, if a Participant resigns, is dismissed or ceases to hold any such office or employment for any other reason, any Award granted to him which has not Vested shall lapse immediately. Except where such cessation is for one of the reasons mentioned in Rule 4.2, 4.3, or 4.4, the Participant shall be deemed to cease to hold such office or employment on the date when he or his employer gives written notice of such cessation.

4.2	Death

Notwithstanding Rules 3.1 and 4.1, if a Participant dies before his Award has Vested the Award shall Vest immediately and entirely.

The Company shall issue or procure the transfer to the Participant’s legal personal representatives in accordance with Rule 3.2 (and, if applicable, Rule 10) the number of Shares in respect of which the Award has Vested.

4.3	Retirement

In the event of Retirement vesting of the Award shall happen as per the Millicom Equity Eligibility Retirement Policy.

4.4	Injury, disability and other reasons

Notwithstanding Rules 3.1 and 4.1, if a Participant ceases to hold any office or employment within the Group before his Award has Vested by reason of:

(a)	injury, ill health or disability;

(b)	Participant is a Good Leaver as per definition described above;

(c)	the Participant being employed by a company which ceases to be a member of the Group;

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(d)	the Participant being employed in an undertaking or part of an undertaking which is transferred to a person who is not a member of the Group; or

(e)	any other special circumstances, at the discretion of the Compensation Committee the entire Award shall Vest on a date determined by the Compensation Committee, which shall be no earlier than the date of such cessation and no later than the normal Vesting Date specified in the Award Notice. Notwithstanding the foregoing, if a Participant is a US taxpayer, the Award shall Vest on the date of cessation of employment.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2 (and, if applicable, Rule 10).

5.	Corporate Events

5.1	General offer for Company

For any Awards outstanding as of a Change of Control, either of the following shall apply, depending on whether, and the extent to which, Awards are assumed, converted, or replaced by the resulting entity in the Change of Control:

(a)	To the extent Awards are not assumed, converted, or replaced, then the Awards shall Vest on a Change of Control; or

(b)	To the extent Awards are assumed, converted, or replaced, if, within the one year period after the Change of Control, a Participant is terminated by the Company as a Good Leaver or terminates for Good Reason, the Awards shall vest.

The Company shall issue to the Participant, or procure the transfer to the Participant of, the number of Shares in respect of which the Award has Vested, in accordance with Rule 3.2.

5.2	Change of Control Definition

Change of Control means the first of the following events to occur following the date hereof:

(a)	Any Person (other than an Excluded Person) acquires by any means together with all Affiliates of such Person, Beneficial Ownership of securities representing forty per cent (40%) or more of the combined voting power of the voting stock then outstanding of the Company, unless such Person acquires Beneficial Ownership of 40% or more of the combined voting power of the voting stock then outstanding solely as a result of an acquisition of voting stock by the Company which, by reducing the voting stock outstanding, increases the proportionate voting stock beneficially owned by such Person (together with all Affiliates of such Person) to 40% or more of the combined voting power of the voting stock then outstanding;

(b)	A reorganization, merger or consolidation of the Company is consummated (other than a reorganization resulting from the Company’s insolvency), in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than fifty per cent (50%) of the then outstanding shares of common stock of the Company or any other undertaking, resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners of the voting stock outstanding immediately prior to such reorganization, merger or consolidation in substantially the same proportion as their Beneficial Ownership of the Voting Securities immediately before the reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any other Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 50% or more of the voting power of the outstanding voting stock) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the

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Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(c)	The consummation of (i) a transfer of all or substantially all of the assets of the Company during or upon completion of the liquidation of the Company (other than as a result of the Company’s insolvency) or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners of the voting stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the voting power of the outstanding voting stock) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

Notwithstanding the foregoing, in no event shall a “Change of Control” be deemed to have occurred as a result of the formation of a Holding Company. In addition, for purposes of the definition of “Change of Control” a Person engaged in business as an underwriter of securities shall not be deemed to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

If as a consequence of a reorganization, (i) a company (or a similar entity) owns more than 90 per cent of the Shares of the Company, and (ii) the Controlling Shareholder still has Control of the Company, the Compensation Committee may resolve that all Awards shall Vest immediately in accordance with the terms of Rule 5.1. If all the Awards do not Vest immediately, the Compensation Committee shall procure that all the Awards be replaced by the grant of an awards over shares in the company (or similar entity) owning more than 90 per cent of the Shares of the Company, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards.

In the event that as a consequence of a reorganization, (i) (a) the Company is absorbed by another company by means of a legal merger or otherwise or (b) the Company is divided into two or more companies (or similar entities) by means of a legal demerger, a contribution of all its assets and liabilities or otherwise, (ii) the Award Agreements are assigned to any of this/these companies or other entities and (iii) the Controlling Shareholder has Control of this/these companies or other entities, the Compensation Committee shall make reasonable efforts to procure that all the Awards be replaced by the grant of an award over shares in this/these company or entity, which, in the opinion of the Compensation Committee, is substantially equivalent, in value and in terms and conditions, to the Awards, it being understood that such undertaking shall be assigned to this/these company or entity by the Company together with its assets and liabilities.

5.3	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of the occurrence, or the likely occurrence, of a Change of Control and explain how this affects his Award.

6.	Lapse of Award

An Award shall lapse on the earliest of:

(a)	the Compensation Committee determining that the Performance Conditions or any further conditions imposed under Rule 2 and detailed in the Second Schedule.9 have not been satisfied neither in whole nor in part in relation to any Performance Share Award, and can no longer be satisfied either in whole or in part;

(b)	subject to Rule 4, the Participant ceasing to hold an office or employment within the Group;

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(c)	the replacement of the Award under Rule 5 (for the avoidance of doubt, this paragraph will not cause any replacement award to lapse);

(d)	the date on which a resolution is passed or an order is made by the court for the winding up of the Company;

(e)	the date on which the Participant becomes bankrupt, enters into a compromise with his creditors generally or purports to transfer, charge or otherwise alienate the Award;

(f)	any other event set out in these Rules.

7.	Variation of Share Capital

7.1	Power to amend Award

In the event of a Variation or the payment of an ordinary dividend by the Company, the terms of any outstanding Award may be amended in such manner with respect to the number of Shares subject to the Award as the Compensation Committee shall determine to be fair and reasonable, having consulted the Company’s professional advisers as appropriate.

In case an extraordinary dividend is paid by the Company, the Company will compensate the Participants with outstanding share awards (“Outstanding Awards”) at the moment of the dividend distribution in accordance with the below rules:

The Participants will be compensated by adding a number of RSUs or Shares to the Outstanding Awards (“Additional Award”) which will vest at the time of final vesting of the respective Outstanding Award. In case of vesting in tranches over several years, the Additional Award will only vest on the moment of vesting of the final tranche.

The Additional Award will be calculated and processed as follows at the time of the final vesting of the Initial Award:

STEP 1
Exceptional Dividend multiplied by the number of RSUs or Shares in the Outstanding Award = “Additional Amount”

STEP 2
Divide the Additional Amount by the closing share price average for the 3 trading days counting as from the exdividend date = “Additional Award”

STEP 3
Add the Additional Award under the respective LTI plans with outstanding nonvested awards to the Outstanding Award to determine the “New Outstanding Award”

STEP 4
Apply the initial plan rules and conditions as applicable to the Outstanding Award, to the New Outstanding Award as if the Additional Award would have been part of the initial award to determine the portion of the New Outstanding Award that vests.

7.2	Notification of Participants

The Compensation Committee shall, as soon as reasonably practicable, notify each Participant of any adjustment made under this Rule 7 and explain how this affects his Award.

8.	Share Capital Limit

8.1	Limit to number of new Shares

An Award may not be granted if the result would be that the aggregate number of Shares issued or issuable under Awards granted under all of the Company’s share plans would exceed five million Shares (adjusted for any Variations).

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8.2	Clarification of limit

For the purpose of the limits contained in Rule 8.1:

(a)	there shall be disregarded any Shares which have been purchased, or the Compensation Committee has determined will be purchased, in order to satisfy an Award;

(b)	there shall be disregarded any Shares subject to an Award which has lapsed, been renounced or otherwise become incapable of Vesting; and

(c)	any Shares issued to a Participant following the Vesting of an Award shall be taken into account once only (when the Award is granted) and shall not fall out of account when the Shares are issued to the Participant.

9.	Shares Issued Under Plan

9.1	Rights attaching to Shares

All Shares issued to Participants under the Plan (whether directly to the Participant or indirectly via a trustee or other intermediary) shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares of the same class in issue at the date of issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

9.2	Availability of Shares

The Board shall make reasonable efforts to, at all times, have the authority under the articles of association of the Company to (i) issue Shares to satisfy all Awards which the Compensation Committee has determined will be satisfied by the issue of Shares (whether directly to the Participant or indirectly via a trustee or other intermediary) and (ii) to waive the preferential subscription rights of the existing shareholders of the Company with respect to the issue of Shares to satisfy the grant of any such Awards by the Company. Prior to making an Award which will be satisfied by the transfer of Shares, the Compensation Committee shall ensure that the Company has obtained the agreement of a trustee or other intermediary on the procedures for funding the acquisition of and delivery of such Shares.

10.	Tax and Social Security Withholding

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual gross cash amount paid to the Participant, a member of the Group is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the number of Shares subject to an Award which has Vested to be issued to the Participant shall be decreased by such a number of Shares the aggregate Market Value of which equal an amount sufficient to discharge the liability. Alternatively, the Participant may, by agreement with the member of the Group, enter some other arrangement to ensure that such amount is available to the Group (whether by authorizing the sale of some or all of the Shares subject to his Award and the payment to the member of the Group of the requisite amount out of the proceeds of sale or otherwise).

Where, in relation to an Award granted under the Plan to a Participant the size of which has been proportional to an Annual Base Salary determined by reference to the annual net cash amount paid to the Participant, a member of the Group or the Participant is liable, or is in accordance with current practice believed by the Company to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security liability of the Participant, the relevant member of the Group or the Company will discharge this liability.

11.	Contractual Rights

Notwithstanding any other provision of the Plan:

(a)	the Plan shall not form part of any contract of employment between any member of the Group and an Eligible Employee;

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(b)	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Award;

(c)	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him) shall not form any part of his remuneration or count as his remuneration for the purpose of any employer’s contribution to any pension or other benefit scheme operated by a member of the Group; and

(d)	if an Eligible Employee ceases to hold an office or employment within the Group, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him which lapse by reason of his ceasing to hold an office or employment within the Group) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

By accepting the grant of an Award and not renouncing it, a Participant is deemed to have agreed to the provisions of this Rule 11.

12.	Administration

12.1	Compensation Committee responsible for administration

The Compensation Committee shall be responsible for, and shall be made reasonably and in good faith and shall be final and binding in all matters relating the conduct and the administration of the Plan. The Compensation Committee may from time to time make or amend regulations for the administration of the Plan provided that such regulations shall not be inconsistent with these Rules.

12.2	Compensation Committee’s decision final and binding

The decision of the Compensation Committee shall be final and binding in all matters relating to the conduct and administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in, these Rules or any document used in connection with the Plan.

12.3	Discretionary nature of Awards

All Awards shall be granted entirely at the discretion of the Compensation Committee.

12.4	Provision of information

The Participant shall provide to a member of the Group as soon as reasonably practicable such information as the member of the Group reasonably requests for the purpose of complying with its tax and social security withholding and reporting obligations.

12.5	Shareholder communications

The Company may send to Participants copies of any notice or other document sent by the Company to its shareholders generally without being however obliged to do so.

12.6	Costs

The costs of introducing, conducting and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, in its absolute discretion, to charge an appropriate part of such costs to another member of the Group. The Company shall also be entitled, if it wishes, in its absolute discretion, to charge to another member of the Group the cost of issuing Shares under the Plan to a Participant employed by that member as well as the aggregate Share Grant Price of the Shares issued under the Plan to a Participant employed by that member.

12.7	Variation of Plan for foreign territories

The Compensation Committee may make such modifications to the Plan as are necessary or expedient to take account of local tax, exchange control, securities laws or other regulations in any jurisdiction (a “Modified Plan”). The limit on the number of Shares which may be subject to Awards as set out in Rule 8 shall apply so as to limit the

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number of Shares which may be made subject to Awards granted under a Modified Plan and Shares subject to Awards granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 8.

13.	Amendments

13.1	Power to amend Rules

The Compensation Committee may from time to time amend these Rules. No such amendment shall adversely affect the rights of an existing Participant, except as provided herein, including notably in Rule 13.2.

13.2	Rights of existing Participants

Without prejudice to the terms of Rule 2.2, the Compensation Committee may resolve may resolve to propose to amend the terms of an Award Agreement to which a Participant is a party. No such amendment shall adversely affect the rights of an existing Participant. The proposal shall be made by notice in writing to the Participant.

14.	Notices

14.1	Notice by Company

Save as provided for by law any notice, document or other communication given by, or on behalf of, the Company to any person in connection with the Plan shall be deemed to have been duly given if delivered by hand or sent by email or fax to him at his place of work, if he is employed within the Group if sent by email to such email address as may be specified from time to time, or sent through the post in a prepaid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the third calendar day after the date of posting.

14.2	Deceased Participants

Save as provided for by law any notice, document or other communication so sent to a Participant shall be deemed to have been duly given notwithstanding that such Participant is then deceased (and whether or not the Company has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company and supplied to the Company an email or postal address to which notices, documents and other communications are to be sent.

14.3	Notice to Company

Save as provided for by law any notice, document or other communication given to the Company in connection with the Plan shall be delivered by hand or sent by email, fax or post to the Company Secretary at the Company’s registered office or such other email or postal address as may from time to time be notified to Participants but shall not in any event be duly given unless it is actually received at the registered office or such email or postal address.

15.	Governing Law and Jurisdiction

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Award granted under it shall be governed by the laws of the Grand-Duchy of Luxembourg. The courts of Luxembourg City shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

16.	Section 409A of the Internal Revenue Code

Awards under the Plan to US taxpayers are intended to meet the short deferral exception under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

However, if the Awards fail to meet the exception, then the remainder of this Rule shall apply. For purposes of this Agreement, cessation of employment and correlative phrases, mean a “separation from service” as defined in Treasury Regulation section 1.409A-1(h). To the extent that a Participant is determined to be a “specified employee”, within the meaning of the Code Section 409A Regulations, as of the date of the Participant’s separation from service, no amount that constitutes a “deferral of compensation,” within the meaning of the Section 409A

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Regulations, which is payable on account of the Participant’s separation from service shall be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Employee’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.

The Company intends that income provided to the Participant pursuant to the Plan will not be subject to taxation under Section 409A of the Code. The provisions of the Plan shall be interpreted and construed in favor of satisfying any applicable requirements of Code Section 409A. However, the Company does not guarantee any particular tax effect for income provided to the Participant pursuant to the Plan. In any event, except for the Company’s responsibility to withhold applicable income and employment taxes from compensation paid or provided to a Participant, the Company shall not be responsible for the payment of any applicable taxes on compensation paid or provided to the Participant pursuant to the Plan.

Further, for purposes of Code Section 409A, the right to a series of installment payments under the Plan shall be treated as a right to a series of separate payments. Any payment made under the Plan subject to Code Section 409A shall be paid by a date that is no later than 30 days of the payment date specified herein and may not be accelerated or postponed except as specifically permitted under Code Section 409A.

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First Schedule: Vesting Schedule for Deferred Short Term Incentive Share Awards

1.	This Schedule sets out the vesting timeline for the Deferred Short Term Incentive Share Plan awards.

2.	The vesting schedule has been set as follows:

a)	On 1 January of the first year following the year of grant, 30% of the Award will vest,

b)	On 1 January of the second year following the year of grant, an additional 30% of the Award will vest,

c)	On 1 January of the third year following the year of grant, the remaining 40% of the Award will vest.

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Second Schedule: Award Performance metrics and Target Grant Size Percentage

Grants of Deferred Share Awards are made (with exception of Awards made according to rules 2.9 and 2.10) either:

1.	as a result of the Eligible Employee participating in the company’s Short-Term Incentive Plan, or

2.	through nomination by their respective Business Leaders with specific approval by the Group CEO.

Award performance metrics and achievement computation

To determine the actual grant for each Eligible Employee, the following criteria based on the performance of the Company and the Eligible Employee in the year corresponding to the Last Year Annual Base Salary shall be applied to the Target Grant Size Percentage indicated above:

•	20% of Target Grant awarded if the Company achieves 100% of 2019 Service Revenue vs. budget;

•	20% of Target Grant awarded if the Company achieves 100% of 2019 EBITDA vs. budget;

•	20% of Target Grant awarded if the Company achieves 100% of 2019 OFCF vs. budget (Operating Free Cash Flow);

•	10% of Target Grant awarded if the Company achieves the 2019 Net Promoter Score target

•	30% of Target Grant awarded if the Eligible Employee achieves a rating for the 2019 Performance Year of “meets” against personal goals. A performance rating below the target results in no award at all.

If employee achieves a rating of “Exceeds” or “Exceptionally Exceeds” will get 45% or 60% respectively.

Achievement of less than 100% of any of the above financial targets reduces the grant as follows (this does not apply to Personal Performance):

•	in the event the Company achieves less than 95% of the target, the corresponding portion of the grant will be reduced to zero; and

•	in the event the Company achieves between 95% and 110% of the target, the corresponding portion of the grant will be adjusted in linear pro rata of the achievement starting at a payout of 80% at an achievement of 95%, up to a maximum value of 200% if target achievement is 110% or higher.

Determination of Final Award Size

(a)	the final size of a Deferred Share award is further subject to the applicable ShortTerm-Incentive Plan rules of the performance year of 2019, where the above achievement calculation is applied to the full STI Award. The full STI award is delivered half as cash and half as Deferred Shares.

(b)	nominations receive a Deferred Share award size as determined by the achievement computation multiplied by the respective Target Grant Size percentage.

Target Grant Size Percentage

The grant size percentage will be determined for each Eligible Employee on their offer letter, contract, or subsequent LTI Target Communication.

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Third Schedule: Date and Share Price at Grant and Vest

Award Grant Date	January 1st of the year of grant.
Award Grant Share Price	Average closing MIC Share Price of the last quarter of the immediate preceding year of grant.
Vesting Date	January 1st of each year of vesting
Vesting Share Price	Closing Price of the last trading day preceding the vesting date.

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